UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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HOUSTON WIRE & CABLE COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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HOUSTON WIRE & CABLE COMPANY
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 7, 2010

To Our Stockholders:

The 2010 annual meeting of stockholders of Houston Wire & Cable Company will be held at our corporate headquarters, 10201 North Loop East, Houston, Texas 77029 on Friday, May 7, 2010, at 8:30 a.m., Central Time.  The 2010 annual meeting of stockholders is being held for the following purposes:

1.  To elect seven directors to serve on the Board of Directors until the 2011 annual meeting of stockholders and until their successors have been elected and qualified (Proposal No. 1);

2.  To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010 (Proposal No. 2);

3.  To ratify the Stockholder Rights Plan (Proposal No. 3); and

4.  To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 8, 2010 are entitled to vote at the meeting or at any postponement or adjournment thereof.

Please act promptly to vote your shares with respect to the proposals described above.  You may vote your shares by marking, signing, dating and mailing the enclosed proxy card.  You may also vote by telephone or through the Internet by following the instructions set forth on the proxy card. If you attend the annual meeting, you may vote in person, even if you have previously submitted a proxy.

By Order of the Board of Directors,

Nicol G. Graham
Vice President, Chief Financial Officer, Treasurer and Secretary

March 23, 2010

HOUSTON WIRE & CABLE COMPANY
10201 North Loop East
Houston, Texas 77029

PROXY STATEMENT

This proxy statement contains information related to the 2010 annual meeting of stockholders of Houston Wire & Cable Company, a Delaware corporation (the “Company,” “we” or “us”), that will be held at our corporate headquarters, 10201 North Loop East, Houston, Texas 77029, on Friday, May 7, 2010, at 8:30 a.m., Central Time, and at any postponements or adjournments thereof.  We are first mailing notice of availability of this proxy statement and the accompanying proxy card and 2009 annual report to stockholders (which includes our annual report on Form 10-K for the year ended December 31, 2009), on or about March 23, 2010.

ABOUT THE MEETING
What is the purpose of this proxy statement?

The purpose of this proxy statement is to provide information regarding matters to be voted on at the 2010 annual meeting of our stockholders.  Additionally, it contains certain information that the Securities and Exchange Commission (the “SEC”) requires us to provide annually to stockholders.  The proxy statement is also the document used by our board to solicit proxies to be used at the 2010 annual meeting.  Proxies are solicited to give all stockholders of record an opportunity to vote on the matters to be presented at the annual meeting, even if they cannot attend the meeting.  The board has designated Charles A. Sorrentino and Scott L. Thompson as proxies, who will vote the shares represented by proxies solicited by the board at the annual meeting in accordance with the stockholders’ instructions.

What proposals will be voted on at the annual meeting?

Stockholders will vote on the following proposals at the annual meeting:

•	the election of seven directors, each to serve until the next annual meeting and until a successor is duly elected and qualified (Proposal No. 1);

•	the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm (Proposal No. 2);

•	the ratification of the Stockholder Rights Plan (Proposal No. 3); and

•	any other business properly coming before the annual meeting and any adjournment or postponement thereof.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, March 8, 2010, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting.  If your shares are held in “street name,” please refer to the information forwarded to you by your bank, broker or other holder of record to see what you must do to vote your shares.

A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder at our corporate headquarters, 10201 North Loop East, Houston, Texas 77029, during normal business hours for a period of ten days before the annual meeting and at the annual meeting.

What is the difference between a stockholder of record and a beneficial holder of shares?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered a stockholder of record with respect to those shares.  If this is the case, the stockholder proxy materials have been sent or provided directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee (also known as held “in street name”), you are considered the “beneficial holder” of the shares, and your brokerage firm, bank or other nominee is the stockholder of record.  If this is the case, the proxy materials have been forwarded to you by your brokerage firm, bank or other nominee.  As the beneficial holder, you have the right to direct your broker, bank or other nominee how to vote your shares.  Please contact your broker, bank or other nominee for instructions on how to vote any shares you beneficially own.

Who can attend the meeting?

All stockholders of record as of March 8, 2010, or their duly appointed proxies, may attend the meeting.  If you hold your shares in “street name,” you will need to bring a copy of a brokerage or other account statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

A quorum of stockholders is necessary to hold the annual meeting.  The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  As of the record date, 17,732,737 shares of our common stock were outstanding.  Shares covered by proxies received but marked as abstentions will be considered present at the meeting for purposes of establishing a quorum.

How do I vote?

You may vote in person at the meeting or by proxy by any of the following methods:

•	Telephoning the toll-free number listed on the proxy card;

•	Using the Internet site listed on the proxy card; or

•	Marking, dating, signing and returning the enclosed proxy card.

We recommend that you vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting.  If you vote by proxy, your shares will be voted as you direct on the proxy card or by telephone or via the Internet.  If you are a stockholder of record and attend the meeting, you may vote at the meeting or deliver your completed proxy card in person, even if you previously sent in a proxy card or voted by telephone or via the Internet.

If your shares are held in “street name,” please refer to the information forwarded to you by your broker, bank or other holder of record to see what you must do in order to vote your shares.  If you are a “street name” stockholder and you wish to vote in person at the meeting, you will need to obtain a proxy from the institution that holds your shares and present it to the inspector of elections with your ballot when you vote at the annual meeting.

Can I change my vote after I give my proxy?

You can revoke your proxy, whether it was given by telephone, Internet or mail, before it is voted by:

•	Delivering to our Secretary at the address on the first page of this proxy statement a written notice of revocation of your proxy before or at the annual meeting and prior to voting;

•	Delivering a new proxy bearing a later date by telephone, via the Internet or by submitting a duly executed proxy card; or

•	Voting in person at the annual meeting.

The last vote you submit chronologically (by any means) will supersede all prior votes.

The powers of the proxy holders with regard to your shares will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not, by itself, revoke a previously granted proxy.

How many votes are required for the proposals to pass?

Each outstanding share entitles its holder to cast one vote on each matter to be voted upon at the annual meeting.  Directors are elected by a plurality vote, meaning that the seven director nominees receiving the greatest numbers of votes will be elected.  The proposal to ratify the selection of our independent registered public accounting firm and the proposal to ratify the Stockholder Rights Plan each requires the approval of a majority of the votes present, in person or by proxy, at the annual meeting and entitled to vote on the matter.

How are abstentions and broker non-votes treated?

If a stockholder withholds authority to vote, or abstains from voting, on any proposal, it will have the same effect as a vote “AGAINST” that proposal.

Broker non-votes with respect to any matter will have no effect on the outcome of the vote on that matter.  A “broker non-vote” occurs on a proposal when shares held of record by a broker are present or represented at the meeting but the broker is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction has been given.

What if I do not specify a choice for a matter when returning a proxy?

Stockholders should specify their choice for each matter on the enclosed proxy.  If no specific instructions are given, validly submitted proxies will be voted “FOR” the election of all seven nominees for director, “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm and “FOR” the ratification of the Stockholder Rights Plan.

Will anyone contact me concerning this vote?

No arrangements or contracts have been made or entered into with any solicitors as of the date of this proxy statement, although we reserve the right to engage solicitors if we deem them necessary.  If done, such solicitations may be made by mail, telephone, facsimile, e-mail or personal interviews.

What are the board’s recommendations?

The board’s recommendations, together with the description of each proposal, are set forth in this proxy statement. In summary, the board unanimously recommends that you vote:

•	“FOR” the election of each nominee for director (see page 10);

•	“FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm (see page 27); and

•	“FOR” the ratification of the Stockholder Rights Plan (see page 27).

What happens if additional matters are presented at the annual meeting?

Other than the three proposals described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting.  If you grant a proxy, the persons named as proxy holders on the enclosed proxy card will vote your shares on any additional matters properly presented for a vote at the meeting as recommended by the board or, if no recommendation is given, in their own discretion.

Who will tabulate and certify the vote?

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes.  A representative of Schiff Hardin LLP, the Company’s legal counsel, will be the inspector of elections.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of our common stock for (i) each stockholder who is known by us to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our executive officers named in the Summary Compensation Table on page 21 and (iv) all of our directors and executive officers as a group.  Except as noted below, the nature of beneficial ownership for shares shown in this table is sole voting and sole investment power.  The information below is as of March 8, 2010, unless otherwise indicated.

Beneficial Owner	Beneficial Ownership Common Stock
5% Stockholders	Number of Shares(1)	Percentage
Royce & Associates, LLC (2)
745 Fifth Avenue
New York, NY 10151	2,118,915	12.0%

FMR LLC (3)
82 Devonshire Street
Boston, MA 02109	2,020,000	11.4%

Capital Research Global Investors (4)
333 South Hope Street
Los Angeles, CA 90071-1406	1,946,500	11.0%

Bank of America Corporation (5)
100 North Tryon Street, Floor 25
Charlotte, NC 28255	1,184,648	6.7%

BlackRock, Inc. (6)
40 East 52nd Street
New York, NY 10022	978,277	5.5%

Executive Officers and Directors
Charles A. Sorrentino	1,304,438	7.4%
Nicol G. Graham(7)	183,775	1.0%
Michael T. Campbell	8,044	*
I. Stewart Farwell	9,000	*
Peter M. Gotsch	10,746	*
Wilson B. Sexton	60,000	*
William H. Sheffield	5,000	*
Scott L. Thompson	15,000	*
All directors and executive officers as a group (8 persons)(7)	1,596,003	9.0%

*	Less than 1%

(1)	The information contained in this table was furnished to us by the individuals named in the table and reflects the SEC’s definition of beneficial ownership.

(2)
As reported in an amendment to Statement on Schedule 13G filed with the SEC on behalf of Royce & Associates, LLC on January 25, 2010.  Royce & Associates, LLC is deemed to be the beneficial owner of these shares as a result of its acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.  One of those investment companies, Royce Low-Priced Stock Fund, beneficially owned 1,465,700 shares of our common stock.

(3)
As reported in an amendment to Statement on Schedule 13G filed with the SEC on behalf of FMR LLC and Edward C. Johnson 3d, its chairman, on February 16, 2010.  Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC, is deemed to be the beneficial owner of these shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.  None of these individual investment companies individually beneficially owned more than 5% of our outstanding common stock.  Fidelity Management & Research Company had no voting power and shared dispositive power over the shares reflected in the amendment to Schedule 13G.

(4)
As reported in an amendment to Statement on Schedule 13G filed with the SEC on behalf of Capital Research Global Investors, a division of Capital Research and Management Company, on February 9, 2010.  Capital Research Global Investors is deemed to be the beneficial owner of these shares as a result of its acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.  One of those investment companies, SMALLCAP World Fund, Inc., beneficially owns more than 5% of our outstanding common stock.

(5)
As reported in a Statement on Schedule 13G filed with the SEC on behalf of Bank of America Corporation and certain of its affiliates on January 29, 2010.  Of the shares reported in such Schedule 13G:  (i) Bank of America Corporation had shared voting power as to 1,083,938 shares and shared dispositive power as to 1,184,648 shares; (ii) Bank of America, N.A. had shared voting power as to 1,058,029 shares and shared dispositive power as to 1,158,739 shares; (iii) Columbia Asset Management Advisors, LLC had sole voting power as to 1,058,029 shares, sole dispositive power as to 834,189 shares and shared dispositive power as to 324,550 shares; and (iv) no other affiliate of Bank of America Corporation individually beneficially owned more than 0.1% of our outstanding common stock.

(6)	As reported in an amendment to Statement on Schedule 13G filed with the SEC on behalf of BlackRock, Inc. and certain of its affiliates on January 29, 2010.

(7)
Includes (i) 60,772 shares owned by Mr. Graham’s individual retirement account, (ii) 13,750 shares issuable upon the exercise of options that could be exercised within 60 days after March 8, 2010 and (iii) 5,000 unvested restricted shares.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our amended and restated bylaws provide for each director to stand for election each year at our annual meeting and to serve until the next annual meeting and until a successor is duly elected and qualified.

The board of directors approved the slate of seven nominees upon the recommendation of the Nominating and Corporate Governance Committee.  The board recommends that the stockholders elect the nominees designated below to serve until our annual meeting and until their successors are duly elected and qualified.  The nominees for election to the office of director, and certain information with respect to their backgrounds, are set forth below.

All seven of the nominees named herein presently serve as members of the board of directors.

It is the intention of the persons named in the accompanying proxy card, unless otherwise instructed, to vote to elect the nominees named below as the directors.  Each nominee has consented to serve as a director if elected at this year’s annual meeting.  In the event any nominee is unable to serve as a director, discretionary authority is reserved to the board to vote for a substitute.  The board has no reason to believe that any nominee named below will be unable to serve if elected.

Nominees Standing for Election to the Board

Charles A. Sorrentino, age 65.  Director since 1998.
President and Chief Executive Officer of the Company

Mr. Sorrentino joined the Company as President and Chief Executive Officer in 1998.  Prior to joining us, Mr. Sorrentino served as President of Pameco Corporation, a national heating, ventilation, air conditioning and refrigeration distributor, from 1994 to 1998.   Prior to working with Pameco, Mr. Sorrentino served with PepsiCo, Inc. for nine years, during which time, he held a variety of positions, including Subsidiary President, Division Vice President and Region Vice President.  After completing college, Mr. Sorrentino served twelve years with United Technologies (Sundstrand Corporation) in a variety of engineering, sales, marketing and executive management functions.  Mr. Sorrentino earned an M.B.A. from the University of Chicago and a B.S. in Mechanical Engineering from Southern Illinois University.  He also served in the United States Marine Corps and is recognized as a Certified Professional Director in the United States by the National Association of Corporate Directors.  As the only management representative on our board, Mr. Sorrentino provides an insider’s perspective in board discussions about the business and strategic direction of the Company and has experience in all aspects of the Company’s business.

Michael T. Campbell, age 65.  Director since 2008.
Independent Director

Mr. Campbell has been a member of the Board of Advisors of Lee Truck Equipment, Inc. (d/b/a Casper’s Truck Equipment) since July 2007.  He performed project work as a financial and accounting consultant both individually and with Resources Connection from January 2003 to December 2005.  Mr. Campbell served in the technical support department of the National Office of Deloitte & Touche LLP, where he was an accounting and auditing partner prior to his retirement in June 2001.  Mr. Campbell is a Certified Public Accountant and holds an M.B.A. degree from the University of Michigan and a B.S. degree from the United States Military Academy.  As a result of this experience, he has significant expertise with the financial reporting issues facing the Company, including SEC reporting and internal control design and implementation.  Mr. Campbell also has extensive experience with mergers and acquisitions, and capital markets transactions.  Mr. Campbell is recognized as a Certified Professional Director in the United States by the National Association of Corporate Directors.

I. Stewart Farwell, age 69.  Director since 2006.
Independent Director

Prior to his retirement in April 2008, Mr. Farwell held various positions at Rheem Manufacturing Company, a leading manufacturer of central heating and cooling products, including President of the Water Heater and HVAC Divisions, Chief Operating Officer and most recently President & CEO.  He now serves as Special Advisor to Rheem's Board of Directors and Senior Management. His prior experience also includes serving on the Board of various trade associations and Chairman of the Gas Appliance Manufacturers Association.  With more than thirty years experience in global manufacturing and distribution operations, including products with a high copper content, Mr. Farwell provides critical insight into the operational requirements of our Company and its end user customers and, in particular, managing the risks presented by fluctuating commodity prices.  Mr. Farwell is recognized as a Certified Professional Director in the United States by the National Association of Corporate Directors.

Peter M. Gotsch, age 45.  Director since 1997.
Managing Member, Ellipse Capital LLC

Mr. Gotsch has been the managing member of Ellipse Capital LLC, a private equity firm, since June 2008.  Prior to that, Mr. Gotsch was a member of Code Hennessy & Simmons LLC, since 1989.  He holds a B.A. degree from St. Olaf College and an M.B.A. from Northwestern University. He currently serves as a director of The Hillman Companies, Inc. and Beacon Roofing Supply, Inc.  As a result of these and other experiences, as well as his over 13 years as a member of our board, Mr. Gotsch has a depth of experience in a variety of distribution businesses and expertise in the specialty wire and cable business.  Mr. Gotsch is recognized as a Certified Professional Director in the United States by the National Association of Corporate Directors.

Wilson B. Sexton, age 73.  Director since 2006.
Chairman of the Board, Pool Corp.

Mr. Sexton has been the Chairman of the Board and a director of Pool Corp., a wholesale distributor of swimming pool supplies, equipment and leisure products, since 1993.  From January 1999 to May 2001, Mr. Sexton also served as Chief Executive Officer of Pool Corp.  He is currently on the Board of Directors of SCP Pool Corporation and Beacon Roofing Supply, Inc.  Mr. Sexton is a Certified Public Accountant and holds a B.B.A. degree from Southern Methodist University and is recognized as a Certified Professional Director in the United States by the National Association of Corporate Directors.  As chairman and former chief executive officer of Pool Corp., Mr. Sexton understands well the issues facing executive management of a public corporation.  He has a strong financial acumen and extensive managerial experience, having led another wholesale distribution company through a period of significant growth.

William H. Sheffield, age 61.  Director since 2006.
Independent Director

Mr. Sheffield is a corporate director and serves on the boards of directors of Ontario Power Generation Inc., Canada Post Corporation and Velan Inc.  Mr. Sheffield served as Chief Executive Officer of Sappi Fine Paper from 2001 until 2003.  With his knowledge of complex issues surrounding global companies and his understanding of what makes businesses work effectively and efficiently, Mr. Sheffield provides valuable insight to our Board and offers particular expertise in labor relations, critical end user markets and board governance issues. He holds an MBA and a BSc, and is recognized as a Certified Professional Director by the National Association of Corporate Directors in the United States and the Institute of Corporate Directors in Canada.

Scott L. Thompson, age 51.  Director since 2006.
President & CEO, Dollar Thrifty Automotive Group

Mr. Thompson has been the President & CEO of Dollar Thrifty Automotive Group, a NYSE-listed company engaged in the rental car industry, since October 2008.  Mr. Thompson was a founder of Group 1 Automotive, Inc, a specialty retailer in the automotive retailing industry, where he served as the CFO and Treasurer from 1996 until 2004.  Mr. Thompson also serves on the Boards of Directors of Dollar Thrifty Automotive Group and Conn's, Inc.  Mr. Thompson is a Certified Public Accountant and is recognized as a Certified Professional Director in the United States by the National Association of Corporate Directors. As chief executive of Dollar Thrifty, Mr. Thompson successfully led that company through a financial turnaround and return to profitability.  Mr. Thompson’s business experience, proven leadership and financial expertise have increased the effectiveness of our Board.

Board Recommendation and Stockholder Vote Required

The board of directors recommends a vote “FOR” the election of the nominees named above (Proposal No. 1 on the accompanying proxy card).

The seven nominees who receive the greatest number of votes will be elected directors.

CORPORATE GOVERNANCE AND BOARD COMMITTEES

Board Composition

Our board of directors currently consists of seven directors.  Each director is elected for a term of one year and serves until a successor is duly elected and qualified or until his or her death, resignation or removal.  There are no family relationships between any of our directors or executive officers.  Our executive officers are elected by and serve at the discretion of the board of directors.

Board Leadership Structure and Risk Oversight

Since our IPO, the offices of Chairman and Chief Executive Officer of the Company have been held by different individuals. Our board is led by an independent Chairman, Mr. Thompson. Our Chief Executive Officer, Mr. Sorrentino, is the only member of the board who is not an independent director. We believe that this leadership structure enhances the accountability of the Chief Executive Officer to the board and strengthens the board’s independence from management. In addition, separating these roles allows Mr. Sorrentino to focus his efforts on running our business and managing the Company in the best interests of our stockholders, while we are able to benefit from Mr. Thompson’s prior experience as a member of other public company boards.

The board takes an active role in monitoring and assessing the Company’s risks, which include risks associated with operations, credit, financing and capital investments. Management is responsible for the Company’s day-to-day risk management activities, and our board’s role is to engage in informed risk oversight. The Nominating and Corporate Governance Committee with the assistance of management compiled and coordinated the ranking of a list of risks to which the Company could be subjected. It also identified the significant risks which were then reviewed by the Board and assigned for oversight. In fulfilling this oversight role, our Board of Directors focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management process and overall risk management system. There are a number of ways our board performs this function, including the following:

•	at its regularly scheduled meetings, the board receives management updates on our business operations, financial results and strategy and discusses risks related to the business;

•
the Audit Committee assists the board in its oversight of risk management by discussing with management, particularly, the Chief Executive Officer and Chief Financial Officer, our guidelines and policies regarding financial and enterprise risk management and risk appetite, including major risk exposures, and the steps management has taken to monitor and control such exposures; and

•
through management updates and committee reports, the board monitors our risk management activities, including the enterprise risk management process, risks relating to our compensation programs, and financial and operational risks being managed by the Company.

Director Independence

The board of directors has determined that each person who served as a director in 2009, and each director nominee for 2010, except Mr. Sorrentino is “independent” under Nasdaq Marketplace Rule 5605(a)(2).  Under Rule 5605(a)(2), a director is considered independent as long as he or she does not have a relationship with the Company or management which would interfere with the exercise of independent judgment in carrying out the director’s responsibilities.  The Nasdaq Marketplace Rules also enumerate certain relationships which preclude a finding of independence and generally provide that an individual cannot be considered independent if, among other things, he or she is a current officer or other employee of the issuer or directly or indirectly receives certain significant payments from the issuer other than in his or her capacity as a director or board committee member.

Board Meetings

The board met six times during 2009.  All persons who were directors during 2009 attended at least 75% of these meetings and meetings of committees on which they served.  Absent special circumstances, each director is expected to attend the annual meeting of stockholders.  All of the directors attended the 2009 annual meeting of stockholders.

Executive Sessions

The independent directors meet in executive sessions separate from management at least two times a year.  The independent directors met in executive sessions four times during 2009.

Committees Established by the Board of Directors

The board has three standing committees: (1) Audit Committee; (2) Nominating and Corporate Governance Committee; and (3) Compensation Committee.

Audit Committee.  The Audit Committee consists of Messrs. Campbell, Thompson, Gotsch and Sexton, each of whom is independent for purposes of Rule 5605(a)(2) of the Nasdaq Marketplace Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.  Mr. Campbell serves as the Chairperson.  Each of the Audit Committee members is financially literate as determined by our board in its business judgment.  The board has also determined that Mr. Campbell and Mr. Thompson each is an “audit committee financial expert,” as such term is defined under the applicable SEC rules.

The Audit Committee met six times in 2009.  The Audit Committee operates under a charter approved by the Board of Directors, which can be found on the “Investor Relations” section of our website at http://www.houwire.com.  Copies will be provided to stockholders upon request.

The principal duties and responsibilities of the Audit Committee are to assist the board in its oversight of:

•	the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;

•	the independent auditors’ qualifications and independence; and

•	the performance of the independent auditors.

Our Audit Committee is also responsible for:

•	maintaining free and open communication between the committee, independent auditors, and management of the Company;

•	reviewing and appraising the fairness of related party transactions; and

•	preparing the report required to be prepared pursuant to the rules of the SEC for inclusion in the Company’s annual proxy statement.

The Audit Committee has the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of counsel, accountants or other experts and advisors, as it deems necessary or appropriate.  See the “Report of the Audit Committee” on page 25.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee consists of Messrs. Farwell, Sheffield and Thompson.  Mr. Farwell serves as the Chairperson.  The board has determined that all committee members are independent for purposes of Rule 5605(a)(2) of the Nasdaq Marketplace Rules.

The Nominating and Corporate Governance Committee met five times in 2009.  The Nominating and Corporate Governance Committee operates under a charter approved by the Board of Directors, which can be found on the “Investor Relations” section of our website at http://www.houwire.com.  Copies will be provided to stockholders upon request.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee are to:

•
identify persons that the Committee believes are qualified to be directors of the Company and consider and evaluate other candidates for director brought to the attention of the Committee, including persons nominated by stockholders in accordance with the nomination procedures specified in the Company’s By-laws or otherwise recommended by stockholders;

•
recommend to the board (a) the nominees for election as directors at each annual meeting of stockholders or at any special meeting of stockholders at which directors are to be elected and (b) the persons to be appointed by the board to fill any vacancy on the board (including any vacancy resulting from an increase in the size of the board);

•	review the committee structure of the board and the membership of the board committees, and recommend to the board nominees for appointment to each of the committees;

•
review and reassess, at least annually, the adequacy of the Company’s Corporate Governance Guidelines and recommend to the board for approval any changes that the Committee deems necessary or appropriate;

•	review any proposals properly submitted by stockholders for inclusion in the Company’s proxy statement and recommend to the board any action to be taken in response to such proposals; and

•	oversee the annual evaluation of the board.

In screening and recommending candidates as directors of the Company, the Nominating and Corporate Governance Committee considers the nature of the expertise and experience required for the performance of the duties of a director of a corporation engaged in the Company’s business and such matters as the relevant business and industry experience, professional background, age, current employment, community service and other board service of candidates for directors, as well as the racial, ethnic and gender diversity of the Board.  The committee seeks to identify, as candidates for director, persons with a reputation for and record of integrity and good business judgment who (1) have experience in positions with a high degree of responsibility and are leaders in the organizations with which they are affiliated, (2) are free from conflicts of interest that could interfere with a director’s duties to the Company and its stockholders, and (3) are willing and able to make the necessary commitment of time and attention required for effective board service.  The Nominating and Corporate Governance Committee also takes into account the candidate’s level of financial literacy.  The Nominating and Corporate Governance Committee monitors the mix of skills and experience of the directors in order to assess whether the Board has the necessary tools to perform its oversight function effectively.  The Nominating and Corporate Governance Committee will consider nominees for our board of directors recommended by stockholders, using the same criteria as for other candidates.

The Nominating and Corporate Governance Committee has the authority to retain a search firm to be used to identify director candidates.  The Nominating and Corporate Governance Committee has the authority to retain and terminate any such search firm, including authority to approve the firm’s fees and other retention terms.  The Nominating and Corporate Governance Committee also has authority to retain other advisors.  The Company will provide for appropriate funding, as determined by the Nominating and Corporate Governance Committee, for payment of compensation to any search firm or other advisors.

Stockholder Recommendations for Director Nominations.  As noted above, the Nominating and Corporate Governance Committee considers and establishes procedures regarding recommendations for nomination to the board, including nominations submitted by stockholders.  For information on how to nominate a person for election as a director at the 2011 annual meeting, please see the discussion under the heading “Stockholder Proposals and Nominations for 2011 Annual Meeting.”  The Nominating and Corporate Governance Committee will evaluate all potential candidates in the same manner, regardless of the source of the recommendation.  Based on the information provided to the Nominating and Corporate Governance Committee, it will make an initial determination whether to conduct a full evaluation of a candidate.  As part of the full evaluation process, the Nominating and Corporate Governance Committee may conduct interviews, obtain additional background information and conduct reference checks of the candidate, among other things.  The Nominating and Corporate Governance Committee may also ask the candidate to meet with management and other members of the board.

Compensation Committee.  The Compensation Committee consists of Messrs. Gotsch, Sexton, and Sheffield.  Mr. Gotsch serves as the Chairperson.  The board has determined that all committee members are (i) independent for purposes of Rule 5605(a)(2) of the Nasdaq Marketplace Rules, (ii) “non-employee directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, and (iii) “outside directors” as defined by Section 162(m) of the Internal Revenue Code.

The Compensation Committee met five times in 2009.  The Compensation Committee operates under a charter approved by the Board of Directors and can be found by accessing the “Investor Relations” section of our website at http://www.houwire.com. Copies of the charter will be sent to stockholders upon request.

The principal duties and responsibilities of the Compensation Committee are as follows:

•	make recommendations to the Board with respect to the CEO’s compensation level;

•
consider the Company’s performance and relative stockholder return, the value of similar incentive awards to the CEOs at comparable companies, and the awards given to the Company’s CEO in past years when determining the long-term component of the CEO’s compensation;

•
review the CEO’s recommendations on compensation of the executive officers of the Company and make recommendations to the Board with respect thereto and with respect to the Company’s major compensation policies and practices;

•	administer and review the Houston Wire & Cable Company 2006 Stock Plan, including approving the number and distribution of options under such plan; and

•
review and make recommendations to the Board concerning management development and succession planning activities, including an appropriate successor in the event of the unexpected death, incapacity or resignation of the CEO.

The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it deems appropriate, provided the subcommittees are composed entirely of independent directors.  The Compensation Committee also may retain a compensation consultant or other advisors to assist in the evaluation of CEO or executive officer compensation.  The Compensation Committee has authority to retain and terminate any such consulting firm.  The Company will provide for appropriate funding, as determined by the Compensation Committee, for payment of compensation to any consulting firm or other advisors employed by the Compensation Committee.

The CEO may not be present during any deliberations on his compensation.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. Gotsch, Sexton and Sheffield. None of the members of the Compensation Committee is or ever was an officer or employee of the Company or any of its subsidiaries.

Stock Ownership Guidelines

The board of directors has adopted stock ownership guidelines encouraging each director to invest an amount equal to three times the director’s annual cash retainer in the Company’s common stock.  The recommended ownership level should be achieved within five years after becoming a director.

Communications with Directors

Stockholders may communicate any concerns they have regarding the Company, including recommendations of candidates for director, to the board of directors or to any member of the board via web form by accessing the investor relations section of our website at http://www.houwire.com and clicking on the “Corporate Governance” and “Contact Our Board” links, through our Corporate Governance Hotline at 866-373-6359 or by writing to them at the following address:

Houston Wire & Cable Company
Attention: [Board of Directors]/[Board Member]
c/o Manager, Investor Relations
10201 North Loop East
Houston, TX  77029

Communications directed to the independent directors should be sent to the attention of the Chairman of the Nominating and Corporate Governance Committee, c/o Manager, Investor Relations, at the address indicated above.

Any stockholder or other interested person who has a particular concern regarding accounting, internal accounting controls, or other audit matters that he or she wishes to bring to the attention of the Audit Committee may communicate those concerns to the Audit Committee or its Chairman, using the address indicated above.

A majority of the independent directors of the Company has approved procedures with respect to the receipt, review and processing of, and any response to, written communications sent by stockholders and other interested persons to the board of directors. Any written communication regarding accounting, internal accounting controls, or other matters are processed in accordance with procedures adopted by the Audit Committee.

Code of Business Conduct

The board has adopted a Code of Business Conduct, most recently updated in November 2009, a copy of which may be found by accessing the investor relations section of our website at http://www.houwire.com and clicking on the “Corporate Governance” link.  Under the Code of Business Conduct, we insist on honest and ethical conduct by all of our directors, officers, employees and other representatives, including but not limited to the following:

•	Our directors, officers and employees are required to avoid situations in which their personal, family or financial interests conflict with those of the Company;

•	Our directors, officers and employees must refrain from engaging in any activities that compete with the Company, or which may compromise its interests;

•
Our directors, officers and employees must refrain from taking any business or investment opportunity discovered in the course of employment with or service to the Company that the director, officer or employee knows, or should have or has reason to know, would benefit the Company; and

•	Our directors, officers and employees must comply with all applicable governmental laws, rules and regulations.

We are also committed to ensuring that all disclosures in reports and documents that the Company files with the SEC, as well as other public communications made by the Company, are full, fair, accurate, timely and understandable.  Further, we will comply with all laws, rules and regulations that are applicable to our activities and expect all of our directors, officers and employees to obey the law.  Any violation of applicable law or any deviation from the standards embodied in the Code of Business Conduct will result in appropriate corrective and disciplinary action, up to and including termination of employment.

DIRECTOR COMPENSATION

Each independent member of the board of directors, other than the chairman of the board, receives an annual retainer of $30,000, paid quarterly, plus $1,500 for each board meeting and $1,000 for each committee meeting attended, with half the applicable amount paid in connection with a telephonic meeting.  The chairman of each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is entitled to receive an additional $5,000 per year.  The chairman of the board receives an annual retainer of $70,000, but receives no additional fee for any board or committee meeting that he or she attends.  All fees may be paid in cash or shares of our common stock, at the choice of the director.  Mr. Sorrentino does not receive any compensation for his service as a director.

 In addition, upon election to the board, each independent director receives a one-time grant of an option exercisable for 15,000 shares of our common stock.  Upon re-election, each independent director also receives an annual grant of an option exercisable for 5,000 shares or, in the case of the chairman of the board, 10,000 shares.  All directors’ options become exercisable one year after the date of grant.  Exercise prices are set at fair market value at the date of grant.  Options may be forfeited in the event the director terminates, other than by retirement, his or her relationship with us.

We reimburse members of our board of directors for any out-of-pocket expenses they incur in connection with services provided as directors.  The Nominating and Corporate Governance Committee has adopted a policy encouraging each director to devote at least one day each year to director education, and we pay for the cost of attending continuing education programs, up to $5,000 per director per year. Perquisites paid or provided to directors in 2009 were significantly less than the SEC’s minimum threshold for disclosure ($10,000).

The following table sets forth all compensation paid to each of our non-employee directors in 2009:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Michael T. Campbell	47,750	63,453	111,203
I. Stewart Farwell	47,250	29,895	77,145
Peter M. Gotsch	52,750	29,895	82,645
Wilson B. Sexton	44,250	29,895	74,145
William H. Sheffield	47,250	29,895	77,145
Scott L. Thompson	70,000	59,788	129,788

(1)
This column shows the dollar amount we recognized for financial statement reporting purposes in 2009 for all option awards that have been granted to each of our non-employee directors.  See note 8 of the Notes to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2009 for a discussion of the assumptions we made in the valuation of these options.  Each of Messrs. Campbell, Farwell, Sexton, Sheffield and Gotsch, upon their re-election to the board at the annual meeting of stockholders on May 8, 2009, received an option to purchase 5,000 shares of our common stock at an exercise price of $10.32 per share. Mr. Thompson received an option to purchase 10,000 shares for being elected as chairman of the board. The grant date fair value of each such director’s 2009 option award and the number of stock options held at March 8, 2010 by non-employee directors was:

Name	2009 Grant Date Fair Value of Options ($)	Cumulative Stock Options Held (#)
Michael T. Campbell	20,200	20,000
I. Stewart Farwell	20,200	30,000
Peter M. Gotsch	20,200	10,000
Wilson B. Sexton	20,200	30,000
William H. Sheffield	20,200	30,000
Scott L. Thompson	40,399	20,000(*)

*	In addition, Mr. Thompson gave 20,000 options to his two adult children. Mr. Thompson disclaims beneficial ownership of these options.

Prior to August 2007, Mr. Gotsch was not considered to be independent, because of his relationship with a significant stockholder, Code, Hennessy & Simmons II, L.P., and did not receive any directors’ fees or options.  Following the disposition by Code, Hennessy & Simmons II., L.P. of all of its shares of Company common stock, Mr. Gotsch was determined to be independent and earned director fees and received options.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our Compensation Committee is empowered to review the chief executive officer’s recommendations on compensation of our senior management and to make recommendations regarding major compensation policies and practices. The Compensation Committee reports its recommendations to the full board of directors for approval and authorization. The Compensation Committee is also responsible for setting the annual compensation of the chief executive officer and administering our stock plans, including approving the number and distribution of options under the plans. The committee is charged with recommending, for the approval of the full board of directors, the annual compensation and compensation procedures for our senior management, including our executive officers.

Objectives of Compensation Program

Our compensation program aims to attract, motivate and retain qualified, energetic employees who are enthusiastic about our mission and culture. A further objective of our compensation program is to provide incentives and reward each employee for his or her contribution to the Company. In addition, we strive to promote an ownership mentality among key leadership and the board of directors. Finally, we endeavor to ensure that our compensation program is perceived as fundamentally fair to all stakeholders.

What Our Compensation Program is Designed to Reward

Our compensation program is designed to reward each employee’s contribution to the Company. In measuring an officer’s contributions, the Compensation Committee considers a number of factors, including our profitable growth and the achievement of financial performance targets. The total compensation package for each member of our senior management includes incentive compensation that is based primarily on the achievement of financial performance targets. Operating income is the primary basis for determining incentive compensation, and revenue growth and inventory turns are secondary factors. In its simplest definition, operating income is equivalent to operating earnings before interest and taxes. The Compensation Committee establishes operating income, revenue and inventory turns targets for the upcoming fiscal year based in part upon the incremental improvement in those measures over the prior fiscal year. We have not used stock price performance as a factor in determining annual compensation, because the price of our common stock is subject to a variety of factors outside our control.

Elements of Company’s Compensation Plan and How Each Element Relates to Our Objectives

Annual senior management compensation consists of a base salary component, an incentive component and equity awards, which may include stock options and restricted stock.

Base Salary.  We seek to provide our senior management with a level of a base salary in the form of cash compensation appropriate to their roles and responsibilities. Base salaries for members of our senior management are established based on each officer’s qualifications and experience, scope of responsibilities, future potential and past performance. Base salaries are reviewed annually and adjusted as necessary to realign salaries with market levels, after taking into account individual responsibilities, performance and experience.

Incentive Cash Bonuses.  Our practice is to award incentive cash bonuses to our senior management based upon their individual performance, as well as performance objectives of the Company.

Under Mr. Sorrentino’s employment agreement, his potential bonus is based on achieving a performance target for the applicable fiscal year, as follows:

•	If we achieve less than 85% of the target for the fiscal year, then no incentive bonus is paid for that fiscal year.

•	If we achieve 100% of the target for the fiscal year, then the incentive bonus is equal to 50% of Mr. Sorrentino’s base salary as of the end of that year.

•	If we achieve 115% or more of the target for the fiscal year, then the incentive bonus is equal to 100% of the base salary as of the end of that year.

•
If we achieve a percentage of the target for the fiscal year that is between any two of the 85%, 100% or 115% thresholds referred to above, then the incentive bonus is a percentage of the base salary for that fiscal year calculated on a straight line basis between the percentage that would apply at those two thresholds.

Under Mr. Sorrentino’s agreement, the board of directors (or the Compensation Committee) establishes the specific performance targets for Mr. Sorrentino no later than sixty days after the beginning of each fiscal year.  Mr. Sorrentino must agree with the performance target established, and the performance target must be consistent with our business plan approved by the board of directors for such fiscal year.

For 2009, the Compensation Committee established the performance target under Mr. Sorrentino’s agreement as achieving operating income of $27.5 million.  Our 2009 operating income was $13.8 million, which is less than 85% of the $27.5 million, so Mr. Sorrentino was not entitled to receive, and did not receive, an incentive bonus for 2009.  For 2010, Mr. Sorrentino’s bonus also will be based on achieving a specified operating income target.

For 2009, Mr. Graham (and all members of senior management, other than Mr. Sorrentino) participated in our Senior Management Bonus Program.  For each participant under the program, the potential bonus award was based on the participant’s salary at the end of the year.  In order for any bonus to be paid for 2009, we needed to achieve the operating income threshold of $17.5 million set by the Compensation Committee for the year.  If the threshold had been met, then the participant would have received a “basic” bonus equal to a percentage (ranging from 0% to 40%) of his or her salary, depending on our performance with respect to targets established for three incentive factors: operating income, revenue and inventory turns.  For 2009, 70% of the bonus was based on performance against the targets for operating income (the target for a minimum payout was $17.5 million and for a maximum payout was $25.0 million), 20% of the bonus was based on performance against the established targets for revenue (a minimum payout at $270 million and a maximum at $310 million), and 10% of the bonus was based on performance against the established targets for inventory turns (a minimum payout at 4.0 times and a maximum at 4.3 times).  The full basic bonus of 40% of salary was available if we achieved the maximum target for each of the three incentive factors.  The bonus available for each incentive factor was calculated on a stand-alone basis (provided the operating income threshold was met) and was calculated on a pro rata, straight line basis between the 0% and 40% level, provided the specific target for such incentive factor was met.  In addition, there was an additional award potential of 10% of salary, in the event we achieved at least $50 million in sales of certain proprietary products.

The 2009 program also provided that a bonus equal to an additional 5% of salary could have been awarded in the event that we made one or more acquisitions during the relevant year and the acquired businesses met established financial goals.  The maximum bonus payable (the basic bonus plus the additional bonus) could not exceed 55% of the participant’s base salary.  Under the program, all bonuses are payable the year following the year for which performance is being measured, after receipt of (and subject to) the audit of the financial statements for the relevant year.  No award is payable under the program for any full or partial year to a participant whose employment terminates prior to the time the bonus is paid. In all cases, the payment is in the discretion of the Compensation Committee, and the Compensation Committee retains the right to terminate a participant’s participation in the bonus program at any time, in which case no bonus may be paid.

In 2009, we failed to meet the operating income threshold under the Senior Management Bonus Program, so Mr. Graham and other members of senior management were not entitled to receive, and did not receive, a bonus under the terms of the program.

For 2010, the Senior Management Bonus Program is similar to the program in 2009, but will be based on targets approved for 2010.

Equity Awards.  In addition to base salary and incentive compensation, each member of our senior management is eligible to receive stock option and restricted stock grants under our stock plan. We believe that through our broad-based plan, the economic interests of our employees, including our executives, are more closely aligned to those of the stockholders. The number of stock options or shares of restricted stock granted to each executive officer is made on a discretionary basis rather than pursuant to a formula by the Compensation Committee after consideration of the CEO’s recommendations.

How the Company Chose Amounts and/or Formulas for Each Element

In 2007, our Compensation Committee engaged Pearl Meyer & Partners to review Mr. Sorrentino’s compensation package and to provide a market perspective to the Compensation Committee with respect to Mr. Sorrentino’s compensation.  The Compensation Committee reviewed the information prepared by Pearl Meyer & Partners, and then entered into negotiations with Mr. Sorrentino regarding an appropriate long-term incentive grant.  During these negotiations, the committee considered Mr. Sorrentino’s tenure with us, our financial results and the success of our initial public offering. The committee also considered the fact that Mr. Sorrentino had not received any equity-based compensation in the prior four years and that Mr. Sorrentino had requested that his compensation contain a greater equity component than it then did. Based on these negotiations, the Compensation Committee determined to grant to Mr. Sorrentino an option to purchase 500,000 shares of our common stock, which is the maximum annual award permitted under the 2006 Stock Plan, at a price of $26.19 per share, the closing price of our common stock on the date of the grant.  This option vests in two equal installments on March 9, 2011 and 2012.

In January 2008, the Compensation Committee awarded Mr. Sorrentino an option to purchase an additional 65,000 shares at a price of $11.99 per share, and in December 2008, the Compensation Committee awarded Mr. Sorrentino an option to purchase an additional 65,000 shares at a price of $9.27 per share, in each case the exercise price being the closing price of our common stock on the date of grant.  These options vest in two equal installments on the same dates as the 2007 grant.

The committee believes that these grants align Mr. Sorrentino’s compensation with the interests of stockholders and, due to the delayed vesting schedule, will assist in retaining Mr. Sorrentino as our President and Chief Executive Officer.  In the event of Mr. Sorrentino’s death or permanent disability, the options will vest on a pro-rata basis based on the percentage of the vesting period during which Mr. Sorrentino served prior to his death or disability.

Each executive officer’s current and prior compensation is considered in setting future compensation.  The elements of our plan (base salary, bonus, stock options and restricted stock) are similar to the elements used by many companies.  We do not have an exact formula for allocating between cash and non-cash compensation.  In making its annual stock plan grants in December 2009, the board recognized that many of the stock options granted in prior years have exercise prices significantly above the current stock price, which diminishes their value as an incentive to our employees.  Restricted stock awards have no exercise price and therefore, upon vesting, provide an immediate benefit to employees.  The board therefore determined for 2009 to grant restricted shares in lieu of stock options, in light of the fact that there was no payout for 2009 under the Senior Management Bonus Program and to provide an incentive for the future.

Our chief executive officer provides recommendations to the Compensation Committee regarding most compensation matters, including compensation of other members of key management.

With respect to current employees, we establish stock plan grant dates well in advance of any actual grant.  The timing of each grant is determined to coincide with a scheduled meeting of our board of directors and its Compensation Committee and, except in highly unusual circumstances, we will not allow discretionary grants at other dates.  The grant date is established when our Compensation Committee approves the grant and all key terms have been determined.  The exercise price of each of our stock options is the market closing price on the grant date.  Our general policy is for the annual grant to occur in December several weeks after the official announcement of our third quarter results so that the stock option exercise price reflects a fully-informed market price.  If at the time of any planned stock option grant any member of our board of directors or any executive officer is aware of material non-public information, we would not generally make the planned stock option grant.  In such event, as soon as practical after material information is made public, the Compensation Committee would call a special meeting and otherwise take all necessary steps to authorize the delayed stock option grant.  Regarding the grant process, the Compensation Committee does not delegate any related function, and executive officers are not treated differently from other employees.

Tax Considerations

We have structured our compensation program to comply with Internal Revenue Code Sections 162(m) and 409A.  Section 162(m) of the Internal Revenue Code imposes a limitation on tax deductions of any publicly-held corporation for compensation paid to certain executives in excess of $1,000,000 in any taxable year, unless the compensation is performance-based.  Section 409A of the Internal Revenue Code addresses certain nonqualified deferred compensation benefits payable to an executive and provides that, if such benefits do not comply with Section 409A, they will be taxable in the first year they are not subject to a substantial risk of forfeiture.  In such case, the executive is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income.  We have no individuals with non-performance based compensation paid in excess of the Internal Revenue Code Section 162(m) tax deduction limit.

Employment Arrangements and Payments upon Termination of Employment

We entered into an employment agreement dated April 26, 2006 with Mr. Sorrentino, our President and Chief Executive Officer, with a term that extends through April 26, 2011.  It provides for a base salary of $425,000 per year, subject to annual reviews and increases (but not decreases) by our board.  The Compensation Committee approved increases in Mr. Sorrentino’s base salary to $450,000, effective March 2007, and to $475,000, effective March 2008. Mr. Sorrentino’s employment agreement entitles him to an annual bonus of up to 100% of base salary, as described above.  Mr. Sorrentino’s agreement provides for reimbursement of reasonable business expenses, the employment benefits generally available to our executives, four weeks of vacation per year and a car allowance of $1,000 per month.  Mr. Sorrentino may participate in our 2006 Stock Plan.  Under his employment agreement, Mr. Sorrentino is entitled to severance equal to two years’ base salary if we terminate his employment without cause, or if he terminates his employment for good reason.  The employment agreement limits Mr. Sorrentino’s ability to compete with us for two years after his employment ends.

Under Mr. Sorrentino’s employment agreement, the phrases “termination without cause” and “termination for good reason” are defined as follows:

“termination without cause” shall mean a termination of Mr. Sorrentino’s employment for any reason other than by reason of the following: (i) a material breach by Mr. Sorrentino of his employment agreement or material neglect by Mr. Sorrentino of his assigned duties, which includes any failure to follow the written direction of the board of directors (other than by reason of disability), or repeated refusal by Mr. Sorrentino to perform his assigned duties (other than by reason of disability) which continues for thirty days following receipt of written notice from the board of directors; (ii) the commission by Mr. Sorrentino of any act of fraud or embezzlement against us or the commission of any felony or act involving dishonesty; (iii) the commission by Mr. Sorrentino of any act of moral turpitude which actually causes us financial harm; (iv) a material breach by Mr. Sorrentino of the terms of the confidentiality provisions contained in his employment agreement or any other confidentiality or non - disclosure agreement he has with us; or (v) Mr. Sorrentino’s commencement of employment with another company while he is employed by us without the prior consent of the board of directors.

“termination for good reason” shall mean the voluntary termination by Mr. Sorrentino of his employment, if without his prior consent: (i) we relocate our principal executive offices to a location outside the Houston, Texas metropolitan area; (ii) we materially reduce his responsibilities, duties, authority, title, or reporting relationship; or (iii) we act in any way that would reduce his base salary or if we adversely affect his participation in or materially reduce his benefit under any of our benefit plans in which he is participating; provided, however, that a “termination for good reason” shall not be permitted unless Mr. Sorrentino has given us at least thirty days’ prior written notice that he has a basis for such a termination, the notice specifies the facts and circumstances constituting a basis for such a termination, and we do not remedy such facts and circumstances constituting the basis for his termination for good reason within the thirty-day period.

Assuming that Mr. Sorrentino had terminated his employment with us as of December 31, 2009 (whether “without cause” or “for good reason”), he would have received 24 months of his then current salary in accordance with our current general payroll practices (which would equal $475,000 per year for 2010 and 2011).  If Mr. Sorrentino terminated his employment on December 31, 2009 following a change in control, then pursuant to the terms of our 2006 Stock Plan, in addition to the payments discussed in the preceding sentence, all of his outstanding options would have fully vested as of the date of the change in control.

Our other members of senior management are elected by and serve at the discretion of the board of directors.

Summary Compensation Table

The following table and related notes sets forth information concerning the compensation paid to our Chief Executive Officer and Chief Financial Officer for fiscal years 2009, 2008 and 2007.  Because our Chief Executive Officer and Chief Financial Officer are our only executive officers, the following compensation disclosures have been limited to those two individuals.  For ease of reference, we collectively refer to these executive officers throughout this section as our “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Charles A. Sorrentino,
President and Chief Executive Officer	2009	475,000	—	—	—	—	27,632	502,632
	2008	469,231	—	—	597,407	—	24,312	1,090,950
	2007	444,231	—	—	5,986,350	10,350	23,014	6,463,945

Nicol G. Graham,
Chief Financial Officer	2009	191,394	—	61,050	—	—	12,101	264,545
	2008	189,291	—	—	30,253	—	12,760	232,304
	2007	180,600	45,570	—	40,680	—	14,636	281,666

(1)
In 2007, the Company did not meet the operating income threshold under the Senior Management Bonus Program, largely due to certain unbudgeted expenses, and the Compensation Committee made a discretionary award to Mr. Graham and other members of senior management (other than Mr. Sorrentino) equal to 25% of their salaries. The amount shown in this column represents the discretionary award made to Mr. Graham.

(2)
This column shows the aggregate grant date fair value of the shares of restricted stock granted.   See note 8 of Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2009 for a discussion of the assumptions made by the Company in the valuation of these stock awards.

(3)
This column shows the aggregate grant date fair value of the stock options granted.  See note 8 of Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2009 for a discussion of the assumptions made by the Company in the valuation of these option awards.

(4)
The amounts shown for Mr. Sorrentino represent payments made pursuant to the terms of his current employment agreement.  For a description of the incentive arrangements, please see “Executive Compensation – Elements of Company’s Compensation Plan and How Each Element Relates to Our Objectives – Incentive Cash Bonuses.”

(5)
All Other Compensation reported for Mr. Sorrentino represents matching contribution by the Company to our 401(k) Plan of $9,800 in 2009, $9,000 in 2008 and $8,712 in 2007; group term life and long-term disability insurance premiums of $5,832 in 2009, $3,312 in 2008 and $3,302 in 2007; and an auto allowance of $12,000 in 2009, $12,000 in 2008 and $11,000 in 2007.  All Other Compensation reported for Mr. Graham represents matching contribution by the Company to our 401(k) Plan of $7,361 in 2009, $7,039 in 2008 and $6,944 in 2007; group term life and long-term disability insurance premiums of $817 in 2009, $1,044 in 2008 and $2,032 in 2007; and personal use of an automobile of $3,923 in 2009, $4,677 in 2008 and $5,660 in 2007.

Grants of Plan Based Awards

The following table sets forth information for each named executive officer with respect to:

•	Estimated possible payouts under non-equity incentive plan awards for 2009, and

•	Restricted stock granted in 2009.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock and Option
Name	Grant Date(1)	Threshold ($)(3)	Target ($)(4)	Maximum ($)(5)	Or Units (#)(6)	Awards ($)(7)

Charles A. Sorrentino	—	—	237,500	475,000	—	—

Nicol G. Graham	12/15/09	—	68,901	105,267	5,000	61,050

(1)	The “Grant Date” reflects the date on which the Compensation Committee acted to approve the grant of the award.

(2)
The amounts shown for Mr. Sorrentino reflect the amounts that were payable pursuant to his employment agreement and are based on performance targets established by the Compensation Committee and board of directors for 2009. Mr. Sorrentino did not receive a payout under his agreement for 2009.  For a description of Mr. Sorrentino’s employment agreement, please see “Executive Compensation — Elements of Company’s Compensation Plan and How Each Element Relates to Our Objectives – Employment Agreements.”  The amounts shown for Mr. Graham represent the potential payout under our Senior Management Bonus Program for 2009.  No payouts were actually made under the Senior Management Bonus Program in 2009.

(3)
Non-Equity Incentive Plan Awards – Threshold.  Pursuant to our employment agreement with Mr. Sorrentino, he does not receive any incentive payment unless our performance exceeds the thresholds set in accordance with his agreement.  Pursuant to the Senior Management Bonus Program, in which Mr. Graham participates, performance at or below a specific incentive factor will result in no payment with respect to that incentive factor.  Performance above the minimum goals for each incentive factor result in a payment (based on a percentage of the executive’s salary) ranging from $1 to the maximum bonus amount for each incentive factor, depending on the level at which the performance goal was attained.

(4)
Non-Equity Incentive Plan Awards – Target.  Pursuant to our employment agreement with Mr. Sorrentino, the amount shown in this column for Mr. Sorrentino represents 50% of his salary for 2009.  The Senior Management Bonus Program, in which Mr. Graham participates, does not specify a target amount.  Where “target” amounts are not determinable, the SEC rules require the disclosure of representative amounts based on the previous fiscal year’s performance.  Accordingly, we have disclosed above in the “Target” column the amount that would be paid under our 2009 Senior Management Bonus Program to Mr. Graham, based on our performance in 2008.

(5)
Non-Equity Incentive Plan Awards – Maximum.  Pursuant to our employment agreement with Mr. Sorrentino, the amount shown in this column for Mr. Sorrentino represents 100% of his salary for 2009, the maximum percentage of his salary that is available to him under his agreement.  Pursuant to the 2009 Senior Management Bonus Program, the amount shown in this column for Mr. Graham represents 55% of his salary for 2009, the maximum percentage of his salary that is available to him under the program.

(6)	This column reflects the number of restricted shares granted to the named executive officer in 2009.

(7)
See footnote 8 to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for a discussion of the assumptions made in the valuation of this restricted stock award.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for each named executive officer with respect to unexercised options to purchase common stock that remained outstanding and shares of restricted stock that remained unvested at December 31, 2009.  The Company’s executive officers currently do not have any other outstanding stock awards.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)
Charles A. Sorrentino	—	500,000(1)	26.19	03/09/2017	—	—
	—	65,000(2)	11.99	01/09/2018
	—	65,000(2)	9.27	12/17/2018
Nicol G. Graham	3,750	1,875(3)	2.67	12/30/2015	5,000(7)	61,050
	6,000	4,000(4)	21.73	12/20/2016
	2,000	3,000(5)	15.40	12/18/2017
	2,000	8,000(6)	9.27	12/17/2018

(1)	The options under this grant vest in equal installments of 250,000 shares per year on March 9, 2011 and March 9, 2012.

(2)	The options under this grant vest in equal installments of 32,500 shares per year on March 9, 2011 and March 9, 2012.

(3)	The remaining options under this grant vest on December 30, 2010.

(4)	The remaining options under this grant vest in equal installments of 2,000 shares per year on December 20, 2010 and 2011.

(5)	The options under this grant vest in equal installments of 1,000 shares per year on December 18, 2010, 2011 and 2012.

(6)	The options under this grant vest in equal installments of 2,000 shares per year on December 17, 2010, 2011, 2012 and 2013.

(7)	The restricted stock under this grant vests in three equal installments of 1,667 shares per year on December 15, 2012, 2013 and 2014.

Option Exercises and Stock Vested

No executive officer exercised options to purchase shares of our common stock in 2009.

Defined Pension Plans, Non-Qualified Defined Contribution Plans and Non-Qualified Deferred Compensation Plans

We do not maintain any defined benefit plans, supplemental executive retirement plans, non-qualified defined contribution plans or non-qualified deferred compensation plans.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors has furnished the following report to the stockholders of the Company in accordance with rules adopted by the SEC.

The Compensation Committee of the Company states that the committee reviewed and discussed with management the Company’s Compensation Discussion and Analysis contained in this proxy statement.

Based upon the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Company’s Compensation Discussion and Analysis be included in this proxy statement.

This report is submitted on behalf of the members of the Compensation Committee:

Peter M. Gotsch, Chairman
William H Sheffield
Wilson B. Sexton
Dated: March 9, 2010

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2009 with respect to our compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance:

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(3)	Number of Securities Remaining Available for Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Equity compensation plans approved by security holders(1)	1,140,000	$19.73	579,500
Equity compensation plans not approved by security holders(2)	54,896	$2.32	—

(1)
Amounts shown in this row relate solely to stock options granted under our 2006 Stock Plan.  The 2006 plan provides for discretionary awards of stock options and restricted stock to selected employees and directors.  Our board may grant non-qualified or incentive stock options to selected employees and non-qualified stock options to non-employee directors.  The board may set the terms and conditions applicable to the options, including the exercise price of the option, type of option and the number of shares subject to the option. In any event, each option will expire 10 years from the date of grant.

This row excludes shares of restricted stock granted under the 2006 plan, which were granted at no cost to the recipients. Our board may grant restricted stock awards to directors and selected employees, either for no consideration or for such appropriate consideration as the board determines.  The board has the discretion to determine the number of shares awarded and the restrictions, terms and conditions of the award.  Subject to the restrictions, the recipient of an award will be a stockholder with respect to the shares awarded to him or her and will have the rights of a stockholder with respect to the shares, including the right to vote the shares and receive dividends, if any, on the shares.  Our board may establish, as restrictions on the stock, performance goals and targets for participants, which lapse if we achieve the performance goals and targets for the designated performance period.  The performance goals may be based on one or more business criteria. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the board.

(2)
Amounts shown in this row relate solely to non-qualified stock options granted under our 2000 Stock Plan.  No grants under the 2000 plan have been made since the Company’s public offering in June 2006 nor will any be made in the future.  Under the 2000 Stock Plan the board of directors was able to grant non-qualified or incentive stock options to selected key employees and non-qualified stock options to non-employee directors.  The duration of any option could not exceed 10 years from the grant date.  The board was also able to grant stock awards to key employees and directors for such numbers of shares, and subject to such vesting requirements, restrictions and other terms and conditions, as the board determined in its discretion.

(3)	Weighted-average exercise price of outstanding stock options.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the board is responsible for providing oversight of our accounting and financial reporting functions.  The board appoints the Audit Committee annually, with the committee consisting of at least three directors. The Audit Committee operates under a formal charter, which is available on the Company’s website at http:www.houwire.com and by clicking on the “Corporate Governance” link.  The Audit Committee charter sets forth in detail, the duties and responsibilities of the Audit Committee.

The Audit Committee relies on the expertise and knowledge of management and Ernst & Young LLP, the Company’s independent registered public accounting firm, in carrying out its oversight responsibilities. Management is responsible for the Company’s financial reporting process including its system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles.  Ernst & Young LLP is responsible for auditing those financial statements and issuing a report thereon.

 The Audit Committee reviewed and discussed with management and Ernst & Young LLP the audited financial statements of the Company for the year ended December 31, 2009. The Audit Committee also reviewed and discussed with Ernst & Young LLP the matters required to be discussed by Public Company Accounting Oversight Board (United States) Auditing Standard AU Section 380 (Communication with Audit Committees) and Rule 2-07 of SEC Regulation S-X.

In addition, the Audit Committee received the written disclosures and the letter from Ernst & Young LLP that are required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence.  The disclosures described the relationships and fee arrangements between the firm and the Company.  Consistent with the applicable requirements of the Public Company Accounting Oversight Board and the rules and regulations of the SEC, the Audit Committee considered whether the provision of non-audit services by the independent registered public accounting firm to the Company for the fiscal year ended December 31, 2009 is compatible with maintaining Ernst & Young LLP’s independence and has discussed with Ernst & Young LLP the firm’s independence from the Company.

Based on the above-mentioned reviews and discussions with management and Ernst & Young LLP, the Audit Committee, exercising its business judgment, recommended to the board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the SEC.

This report is submitted on behalf of the members of the Audit Committee:

Michael T. Campbell, Chairman
Peter M. Gotsch
Wilson B. Sexton
Scott L. Thompson

Dated: March 9, 2010

PRINCIPAL INDEPENDENT ACCOUNTANT FEES AND SERVICES

Audit Committee’s Pre-Approval and Procedures

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of Ernst & Young LLP, our independent registered public accounting firm.  The independent registered public accounting firm reports directly to the Audit Committee.  As part of its responsibility, the committee established a policy requiring the pre-approval of all audit and permissible non-audit services performed by the registered public accounting firm.  In pre-approving services, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence.

Prior to the engagement of the registered public accounting firm for an upcoming audit/non-audit service period, defined as a twelve-month timeframe, Ernst & Young LLP submits a detailed list of services expected to be rendered during that period as well as an estimate of the associated fees for each of the following four categories of services to the Audit Committee for approval:

•
Audit Services consist of services rendered by an external auditor for the audit of our annual consolidated financial statements (including tax services performed to fulfill the auditor’s responsibility under generally accepted auditing standards) and internal controls and reviews of financial statements included in Forms 10-Q, and includes services that generally only an external auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.

•
Audit-Related Services consist of assurance and related services by an external auditor that are reasonably related to audit or review of financial statements, including employee benefit plan audits, due diligence related to mergers and acquisitions, and accounting consultations.

•	Tax Services consist of services not included in Audit Services above, rendered by an external auditor for tax compliance.

•	Other Non-Audit Services are any other permissible work that is not an Audit, Audit-Related or Tax Service.

Circumstances may arise during the twelve-month period when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The table below summarizes the fees billed by our independent registered public accounting firm, Ernst & Young LLP for the fiscal years ended December 31, 2009 and 2008:

Year	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees	Total
2009	$339,492	$—	$48,550	$—	$388,042
2008	$419,099	$—	$51,500	$—	$470,599

(1)
Audit fees include fees for professional services rendered for the audit of our annual consolidated financial statements (including services related to the audit of internal control over financial reporting under the Sarbanes-Oxley Act of 2002) and the reviews of the interim financial statements included in our Forms 10-Q.

(2)	There were no audit-related services for fiscal 2009 and 2008.

(3)	Tax fees represent professional services related to tax compliance.

For the fiscal year ended December 31, 2009, none of the Audit-Related Fees, Tax Fees or Other Fees were approved in accordance with the exceptions to the pre-approval requirements set forth in 16 CFR 210.2-01(c)(7)(i)(C).

The Audit Committee has considered the compatibility of the provision of services covered by the preceding paragraph with the maintenance of the principal accountant’s independence from the Company and has determined that the provision of such services is not incompatible with the maintenance of such independence.  The Audit Committee annually reviews the performance of the independent registered public accounting firm and the fees charged for their services.

PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

General

Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010 is not required.  However, the board of directors is submitting the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm to the stockholders for ratification to learn the opinion of stockholders on this selection.  If the stockholders fail to ratify Ernst & Young LLP as the independent registered public accounting firm, the Audit Committee will reassess its appointment.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.  Representatives of Ernst & Young LLP are expected to be at the annual meeting of stockholders and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the meeting.

Board Recommendation and Stockholder Vote Required

The board of directors recommends a vote “FOR” the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010 (Proposal No. 2 on the proxy card).

The affirmative vote of the holders of a majority of the votes represented at the annual meeting in person or by proxy will be required for approval.

PROPOSAL NO. 3 – RATIFICATION OF STOCKHOLDER RIGHTS PLAN

Introduction

On May 18, 2009, the board of directors adopted a stockholder rights plan (the “Rights Plan”) to protect the Company and its stockholders from unsolicited attempts or inequitable offers to acquire the Company.  The board of directors is submitting the Rights Plan to the stockholders for ratification at the annual meeting.  If the stockholders do not ratify the Rights Plan, the board intends to terminate the Rights Plan after the annual meeting.

Purpose of the Rights Plan

The Rights Plan is designed to protect stockholders of the Company from unfair, abusive or coercive take-over strategies, including the acquisition of control of the Company by a bidder in a transaction or series of transactions that does not treat all stockholders equally or fairly or provide all stockholders an equal opportunity to share in the premium paid on an acquisition of control.  The Rights Plan is not intended to prevent a takeover or deter fair offers for securities of the Company.  To the contrary, it is designed to encourage anyone seeking to acquire control of the Company to make an offer that represents fair value to all holders of common stock and to provide the board of directors with more time to fully consider an unsolicited takeover bid, and, if appropriate, to explore other alternatives that maximize stockholder value.

The Rights Plan was not adopted, and ratification is not being recommended by the board of directors, in response to or in anticipation of any specific takeover bid or proposed bid or other transaction.  Rather, the Rights Plan is intended to address the board’s concern that, in the current business environment in which the Company operates, a potential exists that, the Company could be the subject of one or more unsolicited takeover attempts.  In response to this concern, the board considered various strategies to deter unfair or abusive takeover practices and, in particular, whether a stockholder rights plan would be in the best interests of the Company and its stockholders and, if so, what characteristics of such a plan would most appropriately serve those interests.

How the Rights Plan Works

The board of directors authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of the Company’s common stock outstanding at the close of business on May 28, 2009, and thereafter has issued (and will continue to issue, as long as the Rights Plan is in effect) a Right with each new share of common stock.  In general terms, the Rights impose a significant penalty upon any person or group that acquires beneficial ownership of 20% or more of the Company’s outstanding common stock without the prior approval of the board of directors.  The Company, its subsidiaries, and any individual or entity holding common stock are not subject to the penalty.

The Rights are issued pursuant to a Rights Agreement, dated as of May 18, 2009, by and between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent.  The following is a summary of the principal terms of the Rights Agreement.  The following summary is a general description only and is qualified in its entirety by the full text of the Rights Agreement which appears as Appendix A to this proxy statement.

Summary of the Rights Plan

The Rights.  Currently, the Rights trade with, and are inseparable from, the common stock.  The Rights are evidenced by the same stock certificates as the common stock (or, in the case of uncertificated shares of common stock, the same book-entry account that evidences record ownership of such shares) and not by separate Rights certificates.  Rights will accompany all new shares of common stock the Company issues in the future, as long as the Rights Plan remains in effect.

Each Right will entitle the holder to buy one one-thousandth of a share of a new series of junior participating preferred stock (“Preferred Stock”) at a purchase price of $40, once the Rights become exercisable.  Until a Right is exercised, however, it does not give its holder any additional rights as a stockholder of the Company.

Exercisability.  The Rights become exercisable and separate from the common stock on the Distribution Date. The “Distribution Date” means the earlier of:

•
The tenth day after public announcement that any person or group of affiliated or associated persons (an “Acquiring Person”) has become the beneficial owner of 20% or more of the Company’s common stock; and

•
The tenth business day (or such later date as the board may designate before a person or group has become the beneficial owner of 20% or more of the Company’s common stock) after the date of the commencement of, or public announcement of the intent of any person to commence, a tender or exchange offer that would, if consummated, result in such person becoming the beneficial owner of 20% or more of the Company’s common stock.

When calculating beneficial ownership to determine whether a person or group has become an Acquiring Person, if the person or any of that person’s affiliates or associates holds any option, warrant, convertible security, stock appreciation right or other contractual right or derivative with an exercise or conversion privilege or a settlement payment or mechanism at a price related to, or a value determined in reference to, the common stock and that increases in value as the value of the common stock increases or that provides the holder with an opportunity to profit from any increase in the value of the common stock, then that person will be deemed to beneficially own the shares of common stock in respect of such right or derivative that (i) is disclosed pursuant to a Schedule 13D under the Securities Exchange Act of 1934; or (ii) the board determines should be deemed to represent beneficial ownership.

Issuance of Right Certificates.  After the Distribution Date, the Rights Agent will mail separate certificates evidencing the Rights to each record holder of the common stock (or, if the common stock is uncertificated, by appropriate changes to the book-entry account that evidences record ownership of such shares) at the close of business on the Distribution Date.  Thereafter, the Rights will be transferable separately from the common stock.  Any Rights held by an Acquiring Person are null and void and may not be exercised.

Consequences of a Person or Group Becoming an Acquiring Person.

•
Flip-In.  If an Acquiring Person becomes the beneficial owner of 20% or more of the common stock, then each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for $40, a number of shares of the Company’s common stock having a market value of $80.

•
Flip-Over.  If, after any person has become an Acquiring Person, (1) the Company is involved in a merger or other business combination in which the Company is not the surviving corporation or its common stock is exchanged for other securities or assets or (2) the Company or one or more of its subsidiaries sells or otherwise transfers assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries, taken as a whole, then each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for $40, a number of shares of common stock of the other party to such business combination or sale (or in certain circumstances, an affiliate) having a market value of $80.

Preferred Stock Provisions.  Each one one-thousandth of a share of Preferred Stock, if issued:

•	will not be redeemable;

•
will entitle holders to receive, when, as and if declared by the board of directors, quarterly dividend payments in an amount per share equal to the greater of, (a) $0.0001 or (b)  the aggregate amount paid with respect to one share of common stock;

•	will entitle holders upon liquidation to $1.00 per share;

•	will entitle holders to the same voting power as one share of common stock on all matters submitted to a vote of the stockholders of the Company; and

•
will entitle holders to a per share payment equal to the aggregate amount of stock, securities, cash and any other property (payable in kind), as the case may be, into which or for which each share of common stock is changed or exchanged via merger, consolidation, or a similar transaction.

The value of a one one-thousandth interest in a share of Preferred Stock should approximate the value of one share of common stock.

Expiration.  The Rights will expire on May 18, 2012, unless earlier exchanged or redeemed.

Redemption.  The board of directors may redeem all of the Rights at a price of $0.001 per Right at any time before a person or group has become an Acquiring Person.

Exchange.  At any time on or after a person or group has become an Acquiring Person (but before any person or group becomes the beneficial owner of 50% or more of the outstanding common stock), the board of directors may exchange all or part of the Rights (other than the Rights beneficially owned by the Acquiring Person and certain affiliated and associated persons) for shares of common stock at an exchange ratio of one share of common stock per Right.

Anti-Dilution Provisions.  The Board of Directors may adjust the purchase price of the Preferred Stock, the number and kind of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, stock split or reclassification of the Preferred Stock.  No adjustments to the purchase price of less than 1% will be made.

Amendments.  As long as the Rights remain redeemable, the board of directors may amend the Rights Agreement without the approval of the Rights holders.  After a person or group has become an Acquiring Person, the board may not amend the Rights Agreement in any way that adversely affects the Rights holders without the approval of the Rights holders.

Board Recommendation and Stockholder Vote Required

The board of directors recommends a vote “FOR” the ratification of the Stockholder Rights Plan (Proposal No. 3 on the proxy card).

The affirmative vote of the holders of a majority of the votes represented at the annual meeting in person or by proxy will be required for approval.

ANNUAL REPORT TO STOCKHOLDERS

We have enclosed our 2009 annual report to stockholders with this proxy statement. The annual report includes our annual report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the SEC. The annual report on Form 10-K contains our audited financial statements, along with other financial information about us. We urge you to read these documents carefully.

You can also obtain, free of charge, a copy of our annual report on Form 10-K by:

•	accessing the Investor Relations section of our website at http://www.houwire.com and clicking on the “SEC Filings” link;

•	writing to:

Houston Wire & Cable Company — Manager, Investor Relations
10201 North Loop East
Houston, Texas 77029; or

•	telephoning us at: (713) 609-2200.

You can also obtain a copy of our annual report on Form 10-K and other periodic filings that we make with the SEC from the SEC’s website at http://www.sec.gov.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2011 ANNUAL MEETING

The proxy rules of the SEC permit our stockholders, after notice to the Company, to present proposals for stockholder action in our proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by us in accordance with the proxy rules.  In order for any stockholder proposal to be considered for inclusion in our proxy statement to be issued in connection with our 2011 annual meeting of stockholders, that proposal must be received at our corporate headquarters, 10201 North Loop East, Houston, Texas 77029 (Attention: Manager, Investor Relations), no later than November 22, 2010.

Our certificate of incorporation and by-laws provide that stockholder action can be taken only at an annual or special meeting of stockholders and cannot be taken by written consent in lieu of a meeting.  Our certificate of incorporation and by-laws provide that, except as otherwise required by law, special meetings of our stockholders can only be called pursuant to a resolution adopted by a majority of our board of directors or by our chief executive officer or the chairman of our board of directors. Stockholders are not permitted to call a special meeting or to require our board to call a special meeting.

Our by-laws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of our stockholders, including proposed nominations of persons for election to our board.  Stockholders at our annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of our board or by a stockholder who was a stockholder of record on the record date for the meeting and upon giving of notice and provided that the stockholder has given to our secretary timely written notice, in proper form, of the stockholder’s intention to bring that business before the meeting.  Specifically, our bylaws provide the following procedure in order that business may properly come before the stockholders at the annual meeting.  Among other things, stockholders intending to bring business before the annual meeting must provide written notice of such intent to the Secretary of the Company.  Such notice must be given no earlier than January 2, 2011 and no later than February 1, 2011.  In addition, the following information must be provided in the written notice: (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (3) the class and number of shares of common stock that are beneficially owned by the stockholder, (4) any material interest of the stockholder in such business and (5) a representation that the stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

If the stockholder proposes to nominate a person as a director, the written notice must be given no earlier than January 2, 2011 and no later than February 1, 2011 and must set forth the following information as to each proposed nominee: (1) the name, age, business address and, if known, residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the number of shares of common stock which are beneficially owned by such nominee, and (4) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person’s written consent to be named as a nominee and to serve as a director if elected.  As to the stockholder giving the notice, the following information is required: (1) the name and address, as they appear on the Company’s books, of such stockholder and (2) the number of shares of common stock beneficially owned by such stockholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

GENERAL

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5, as applicable, with the SEC.  Officers, directors and stockholders owning more than ten percent of our common stock are required by the SEC regulations to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely upon a review of Forms 3 and 4 and any amendments furnished to Houston Wire & Cable Company, we believe that our directors, officers, and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements.

Other Information

The expenses of preparing and mailing this proxy statement and the accompanying proxy card and the cost of solicitation of proxies, if any, will be the responsibility of Houston Wire & Cable Company.  In addition to the use of mailings, proxies may be solicited by personal interview, telephone and by our directors, officers and regular employees without special compensation therefore.  We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of our common stock.

Unless contrary instructions are indicated on the proxy card, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted “FOR” all of the proposals described in this proxy statement.

OTHER MATTERS

Our board does not know of any other matters that are to be presented for action at the 2010 annual meeting.  Should any other matter come before the annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Nicol G. Graham
Vice President, Chief Financial Officer, Treasurer and Secretary
Dated: March 23, 2010

Appendix A

RIGHTS AGREEMENT

dated as of

May 18, 2009

between

HOUSTON WIRE & CABLE COMPANY

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,

as Rights Agent

-i-

(continued)

		Page

SECTION 30.	Benefits of this Agreement	33
SECTION 31.	Severability	33
SECTION 32.	Governing Law	33
SECTION 33.	Counterparts	33
SECTION 34.	Descriptive Headings	33

-ii-

RIGHTS AGREEMENT

AGREEMENT (the “ Agreement ”) dated as of May 18, 2009, between Houston Wire & Cable Company, a Delaware corporation (the “ Company ”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the “ Rights Agent ”),

WITNESSETH

WHEREAS , the Board of Directors of the Company (the “ Board of Directors ”) authorized and declared a dividend of one preferred stock purchase right (a “ Right ”) for each share of Common Stock (as hereinafter defined) outstanding at the close of business on May 28, 2009 (the “ Record Date ”) and has authorized the issuance, upon the terms and subject to the conditions hereinafter set forth, of one Right in respect of each share of Common Stock issued after the Record Date, each Right representing the right to purchase, upon the terms and subject to the conditions hereinafter set forth, one one-thousandth of a share of Preferred Stock (as hereinafter defined);

NOW, THEREFORE , the parties hereto agree as follows:

SECTION 1.     Definitions .   The following terms, as used herein, have the following meanings:

“ Acquiring Person ” means any Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding, but shall not include:

(a)       Exempt Persons; or

(b)       any Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 20% or more of the shares of Common Stock outstanding as of the date hereof (an “ Existing Holder ”), unless and until such time as such Existing Holder becomes the Beneficial Owner of any additional shares of Common Stock of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding shares of Common Stock in shares of Common Stock or pursuant to a split or subdivision of the outstanding shares of Common Stock) that would cause such Existing Holder’s percentage ownership of shares of Common Stock outstanding to exceed by any amount such Existing Holder’s percentage ownership (rounded up to the next whole percentage point) as of the date of this Agreement, in which case such Existing Holder will become an Acquiring Person.

Notwithstanding the foregoing, no Person shall become an Acquiring Person:

(i)          as the result of an acquisition of Common Stock by the Company that, by reducing the number of shares of Common Stock outstanding, increases the proportionate number of shares of Common Stock beneficially owned by such Person to 20% or more of the Common Stock then outstanding; provided, however , that, if a Person becomes the Beneficial Owner of 20% or more of the Common Stock then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional shares of Common Stock, then such Person shall be deemed to be an Acquiring Person; or

(ii)         if the Board of Directors determines in good faith that such Person who would otherwise be an Acquiring Person has become such inadvertently and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, then such Person shall not be deemed to be an Acquiring Person for any purposes of this Agreement.  For the avoidance of doubt, if any Person may avoid being an Acquiring Person by divesting shares of Common Stock as described in this clause (ii), then such Person shall not be considered to become an Acquiring Person until the date that the Board of Directors determines in good faith that such divestiture has not occurred as promptly as practicable.

“ Affiliate ” and “ Associate ” have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act as in effect on the date hereof.

A Person shall be deemed the “ Beneficial Owner ” of, and shall be deemed to have “ Beneficial Ownership ” of and to “ beneficially own ”, any securities that:

(a)       such Person or any of its Affiliates or Associates, directly or indirectly, beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof);

(b)      such Person or any of its Affiliates or Associates, directly or indirectly, has:

(i)           the right to acquire (whether such right is exercisable immediately or only upon the occurrence of certain events or the passage of time or both) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights, warrants, options or otherwise; provided , however , that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities that such Person has a right to acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person, (C) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (“ Original Rights ”) or pursuant to Section 11(a)(i) or Section 11(p) with respect to an adjustment to Original Rights or (D) Common Stock issuable upon the exercise of options to purchase Common Stock, if such options are issued pursuant to an employment or consulting agreement, arrangement or understanding or an employee benefit plan of the Company or any Subsidiary of the Company and have an exercise price per share of Common Stock that is greater than the closing price of the Common Stock as determined pursuant to Section 11(d)(i) on any Trading Day, until such options are exercised in exchange for Common Stock, in which event the holder will be deemed to have beneficial ownership of such Common Stock; or

(ii)         the right to vote (whether such right is exercisable immediately or only upon the occurrence of certain events or the passage of time or both) pursuant to any agreement, arrangement or understanding; provided that a Person shall not be deemed the “Beneficial Owner” of or to “beneficially own” any security under this clause (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(c)       are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) and with respect to which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in clause (b)(ii) immediately above) or disposing of any such securities;

(d)      are in respect of any Synthetic Long Positions held by such Person or such Person’s Affiliates or Associates, which Synthetic Long Positions are disclosed pursuant to a Schedule 13D under the Exchange Act; or

(e)       are in respect of any Synthetic Long Positions held by such Person or such Person’s Affiliates or Associates, if such Synthetic Long Positions are not disclosed pursuant to a Schedule 13D under the Exchange Act, if and only if the Board of Directors determines that such Person shall be deemed to be the Beneficial Owner of, and to beneficially own, the Common Stock in respect of such Synthetic Long Positions.

“ Business Day ” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“ Certificate of Incorporation ” means the Amended and Restated Certificate of Incorporation of the Company, as amended.

“ Close of business ” on any given date means 5:00 P.M., New York time, on such date; provided that if such date is not a Business Day “ close of business ” means 5:00 P.M., New York time, on the next succeeding Business Day.

“ Common Stock ” means the Common Stock, par value $0.001 per share, of the Company, unless used with reference to another Person, in which case “ Common Stock ” means (i) the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person or (ii) if such Person is the subsidiary of another Person, the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of the Person with ultimate control over such first Person.

“ Distribution Date ” means the earlier of (a) the close of business on the tenth day after the Stock Acquisition Date and (b) the close of business on the tenth Business Day (or such later day as may be designated prior to the occurrence of a Section 11(a)(ii) Event by action of the Board of Directors) after the date of the commencement of, or first public announcement of the intent of any Person to commence, a tender or exchange offer the consummation of which would result in such Person becoming an Acquiring Person, unless the tenth day or tenth Business Day, as the case may be, referred to in clauses (a) and (b) above occurs after the date of public announcement of this Agreement and before the Record Date, in which event the Distribution Date shall be the close of business on the tenth day after the Record Date.

“ Exchange Act ” means the Securities Exchange Act of 1934, as amended, unless otherwise specified.

“ Exempt Person ” shall mean the Company or any Subsidiary of the Company, in each case including, without limitation, in its fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person holding Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.

“ Expiration Date ” means the earlier of (a) the Final Expiration Date and (b) the time at which all Rights are redeemed as provided in Section 23 or exchanged as provided in Section 24.

“ Final Expiration Date ” means the close of business on May 18, 2012.

“ Person ” means an individual, firm, corporation, limited liability company, partnership, association, trust or any other entity or organization and shall include any successor (by merger or otherwise) of such entity or organization.

“ Preferred Stock ” means the Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company having the terms set forth in the form of certificate of designations attached hereto as Exhibit A ..

“ Purchase Price ” means the price (subject to adjustment as provided herein) at which a holder of a Right may purchase one one-thousandth of a share of Preferred Stock (subject to adjustment as provided herein) upon exercise of a Right, which price shall initially be $40.00.

“ Section 13 Event ” means any event described in clauses (x), (y) or (z) of Section 13(a).

“ Securities Act ” means the Securities Act of 1933, as amended, unless otherwise specified.

“ Stock Acquisition Date ” means the date of the first public announcement (including the filing of a report pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

“ Subsidiary ” of any Person means any other Person of which securities or other ownership interests having ordinary voting power, in the absence of contingencies, to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such first Person.

“ Synthetic Long Position ” shall mean any option, warrant, convertible security, stock appreciation right or other contractual right or derivative, whether or not presently exercisable, that has an exercise or conversion privilege or a settlement payment or mechanism at a price related to Common Stock or a value determined in whole or part with reference to, or derived in whole or in part from, the market price or value of Common Stock (without regard to whether (a) such right or derivative conveys any voting rights in such Common Stock to such Person, (b) such right or derivative is subject to settlement in whole or in part in Common Stock or (c) such Person may have entered into other transactions that hedge the economic effect of such right or derivative) and that increases in value as the value of Common Stock increases or that provides to the holder of such right an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of Common Stock, but shall not include:

(i)          rights of a pledgee under a bona fide pledge of Common Stock;

(ii)         rights of all holders of Common Stock to receive Common Stock pro rata, or obligations to dispose of Common Stock, as a result of a merger, exchange offer or consolidation involving the Company;

(iii)        rights or obligations to surrender Common Stock, or to have Common Stock withheld, upon the receipt or exercise of a derivative security or the receipt or vesting of equity securities, in order to satisfy the exercise price or the tax withholding consequences of receipt, exercise or vesting;

(iv)        interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority;

(v)         interests or rights to participate in employee benefit plans of the Company held by employees or former employees of the Company; or

(vi)        options granted to an underwriter in a registered public offering for the purpose of satisfying over-allotments in such offering.

The shares of Common Stock in respect of which a Person has a Synthetic Long Position shall be the notional or other number of shares of Common Stock specified in a filing by such Person or any of such Person’s Affiliates or Associates with the Securities and Exchange Commission in respect of which shares of Common Stock are the “subject security” or in the documentation evidencing the Synthetic Long Position as being subject to be acquired upon the exercise or settlement of the applicable right or derivative or as the basis upon which the value or settlement amount of such right or derivative, or the opportunity of the holder of such right or derivative to profit or share in any profit, is to be calculated in whole or in part or, if no such number of shares of Common Stock is specified in any filing or documentation, as determined by the Board of Directors in good faith to be the number of shares of Common Stock to which the Synthetic Long Position relates.

“ Trading Day ” means with respect to the Common Stock or any other security a day on which the principal national securities exchange on which the shares of Common Stock or such security are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock or such security are not listed or admitted to trading on any national securities exchange, a Business Day.

“ Triggering Event ” means any Section 11(a)(ii) Event or any Section 13 Event.

Each term listed below is defined in the corresponding Section of this Agreement:

Term	Section
Adjustment Shares	11(a)(ii)
Agreement	Preamble
Board of Directors	Recital
common stock equivalents	11(a)(iii)(B)
Company	Preamble
current market price	11(d)(i)(B)
equivalent preferred stock	11(b)
Exchange Ratio	24(a)
Existing Holder	Definition of “ Acquiring Person ”
Original Rights	Definition of “ Beneficial Owner ”
Principal Party	13(b)
Redemption Price	23(a)
Right	Recital
Rights Agent	Preamble
Right Certificates	4(a)
Record Date	Recital
Section 11(a)(ii) Event	11(a)(ii)
Substitution Period	11(a)(iii)(c)

SECTION 2.     Appointment of Rights Agent .  The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable.  The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-rights agent.  If the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agents shall be apportioned as the Company shall determine.

SECTION 3.     Issuance of Right Certificates .  (a) Prior to the Distribution Date, (i) the Rights will be evidenced (unless earlier expired, redeemed or terminated) by the certificates for the Common Stock (or, in the case of uncertificated shares of Common Stock, by the book-entry account that evidences record ownership of such shares) and not by separate Right Certificates and the registered holders of the Common Stock shall be deemed to be the registered holders of the associated Rights, and (ii) the Rights will be transferable only in connection with the transfer of the underlying Shares of Common Stock.  As soon as practicable after the Record Date, the Company will send a summary of the Rights substantially in the form of Exhibit C hereto, by first-class, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Record Date at the address of such holder shown on the records of the Company.

(b)      As soon as practicable after the Company has notified the Rights Agent of the occurrence of the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Rights Agent (if requested and provided with all necessary information) will send, by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company or the transfer agent or registrar for Common Stock, one or more Right Certificates evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held (or if the Common Stock is uncertificated, by appropriate changes to the book-entry account that evidences record ownership of such Common Stock).  If an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p), the Company shall, at the time of distribution of the Right Certificates, make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.  From and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates, and the Rights will be transferable only separately from the transfer of Common Shares.  The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following.  Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(c)      Rights shall be issued in respect of all shares of Common Stock outstanding as of the Record Date or issued (on original issuance or out of treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date.  In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (i) shall, with respect to shares of Common Stock so issued or sold (x) pursuant to the exercise of stock options or under any employee plan or arrangement or (y) upon the exercise, conversion or exchange of other securities issued by the Company prior to the Distribution Date and (ii) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided that no such Right Certificate shall be issued if, and to the extent that, (i) the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued or (ii) appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

(d)      Certificates for the Common Stock issued after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:

This certificate also evidences certain Rights as set forth in a Rights Agreement between Houston Wire & Cable Company (the “ Company ”) and American Stock Transfer & Trust Company, LLC, dated as of May 18, 2009 (as such agreement may be supplemented or amended, the “ Rights Agreement ”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company.  The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor.  Under certain circumstances, as set forth in the Rights Agreement, such Rights may be evidenced by separate certificates and no longer be evidenced by this certificate, may be redeemed or exchanged or may expire.  As set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may be null and void.

SECTION 4.     Form of Right Certificates .  (a) The certificates evidencing the Rights (and the forms of assignment, election to purchase and certificates to be printed on the reverse thereof) (the “ Right Certificates ”) shall be substantially in the form of Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage.  The Right Certificates, whenever distributed, shall be dated as of the Record Date.

(b)      Any Right Certificate representing Rights beneficially owned by any Person referred to in Section 7(d)(i), 7(d)(ii) or 7(d)(iii) shall (to the extent feasible) contain a legend in substantially the following form:

The Rights represented by this Right Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement).  This Right Certificate and the Rights represented hereby may be or may become null and void in the circumstances specified in Section 7(d) of such Agreement.

SECTION 5.     Countersignature and Registration .  (a) The Right Certificates shall be executed on behalf of the Company by its Chairman, Chief Executive Officer, President or Chief Financial Officer, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature.  The Right Certificates shall be, either manually or by facsimile, countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned.  In case any officer of the Company whose manual or facsimile signature is affixed to the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates may, nevertheless, be countersigned by the Rights Agent and issued and delivered with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company.  Any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such Person was not such an officer.

(b)   Following the Distribution Date, receipt by the Rights Agent of notice to that effect and all other relevant information referred to in Section 3, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the place for surrender of Right Certificates upon exercise, transfer or exchange, books for registration and transfer of the Right Certificates.  Such books shall show with respect to each Right Certificate the name and address of the registered holder thereof, the number of Rights indicated on the certificate and the certificate number.

SECTION 6.     Transfer and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates . (a) At any time after the Distribution Date and prior to the Expiration Date, any Right Certificate or Certificates may, upon the terms and subject to the conditions set forth below in this Section 6(a), be transferred or exchanged for another Right Certificate or Certificates evidencing a like number of Rights as the Right Certificate or Certificates surrendered.  Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Certificates shall make such requests in writing delivered to the Rights Agent, and shall surrender such Right Certificate or Certificates (with, in the case of a transfer, the form of assignment and certificate on the reverse side thereof duly executed) to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose.  Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Certificates until the registered holder of the Rights has complied with the requirements of Section 7(e) and paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates as required by Section 9(e) hereof.  Upon satisfaction of the foregoing requirements, the Rights Agent shall, subject to Sections 4(b), 7(d), 14 and 24, countersign and deliver to the Person entitled thereto a Right Certificate or Certificates as so requested.  The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice.  The Rights Agent shall have no duty or obligation under any Section of this Agreement which requires the payment of taxes or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

(b)      Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will issue and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

SECTION 7.     Exercise of Rights; Purchase Price; Expiration Date of Rights .   (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including Sections 7(d), 7(e), 9(c), 11(a) and 24) in whole or in part at any time after the Distribution Date and prior to the Expiration Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment (in lawful money of the United States of America by certified check or bank draft payable to the order of the Company) of the aggregate Purchase Price with respect to the Rights then to be exercised and an amount equal to any tax or charge required to be paid under Section 9(e) hereof.  Except for those provisions herein which expressly survive the termination of this Agreement, this Agreement shall terminate at such time as the Rights are no longer exercisable hereunder.

(b)      Upon satisfaction of the requirements of Section 7(a) and subject to Section 20(k), the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent therefor) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes each such transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit the shares of Preferred Stock issuable upon exercise of the Rights with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs each such depositary agent to comply with such request, (ii) when necessary to comply with this Rights Agreement, promptly requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14 and (iii) after receipt of such certificates or depositary receipts and cash, if any, when necessary to comply with this Rights Agreement, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate (with such certificates or receipts registered in such name or names as may be designated by such holder).  If the Company is obligated to deliver Common Stock, other securities or assets pursuant to this Agreement, the Company will make all arrangements necessary so that such other securities and assets are available for delivery by the Rights Agent, if and when necessary to comply with this Rights Agreement.

(c)      If the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing the number of Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14.

(d)      Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Associate or Affiliate of an Acquiring Person) to holders of equity interests in such Acquiring Person (or in any such Associate or Affiliate) or to any Person with whom such Acquiring Person (or any such Associate or Affiliate) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board of Directors determines is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(d), shall become null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.  The Company shall use all reasonable efforts to insure that the provisions of this Section 7(d) and Section 4(b) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates and Associates or any transferee of any of them hereunder.

(e)      Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer pursuant to Section 6 or exercise pursuant to this Section 7 unless such registered holder (i) shall have properly completed and duly signed the certificate contained in the form of assignment or election to purchase, as the case may be, set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise, as the case may be, (ii) shall not have indicated an affirmative response to clause 1 or 2 thereof and (iii) shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

SECTION 8.     Cancellation and Destruction of Right Certificates .   All Right Certificates surrendered for exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement.  The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.  The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

SECTION 9.     Reservation and Availability of Capital Stock .   (a) The Company covenants and agrees that it will cause to be reserved and kept available a number of shares of Preferred Stock that are authorized but not outstanding or otherwise reserved for issuance sufficient to permit the exercise in full of all outstanding Rights as provided in this Agreement.

(b)       So long as the Preferred Stock issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all securities reserved for such issuance to be listed on any such exchange upon official notice of issuance upon such exercise.

(c)      The Company shall use its best efforts (i) to file, as soon as practicable following the earliest date after the occurrence of a Section 11(a)(ii) Event as of which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date.  The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or blue sky laws of the various states in connection with the exercisability of the Rights.  The Company may temporarily suspend, for a period of time not to exceed 120 days after the date set forth in Section 9(c)(i), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9(c) and give the Rights Agent a copy of such announcement.  Notwithstanding any such provision of this Agreement to the contrary, the Rights shall not be exercisable for securities in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, such exercise therefor shall not be permitted under applicable law or a registration statement in respect of such securities shall not have been declared effective.

(d)       The Company covenants and agrees that it will take all such action as may be necessary to insure that all one one-thousandths of a share of Preferred Stock issuable upon the exercise of Rights shall, at the time of delivery of the certificates for such securities (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e)       The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates for Preferred Stock upon the exercise of Rights.  The Company shall not, however, be required to pay any tax or charge that may be payable in respect of any transfer involved in the issuance or delivery of any Right Certificates or of any certificates for Preferred Stock to a Person other than the registered holder of the applicable Right Certificate, and prior to any such transfer, issuance or delivery, any such tax or other governmental charge shall have been paid by the holder of such Right Certificate at the time of surrender or it shall have been established to the Company’s or the Rights Agent’s satisfaction that no such tax or charge is due.

SECTION 10.     Preferred Stock Record Date .   Each Person (other than the Company) in whose name any certificate for Preferred Stock (or Common Stock or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such Preferred Stock (or Common Stock or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was duly made; provided that if the date of such surrender and payment is a date upon which the transfer books of the Company relating to the Preferred Stock (or Common Stock or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company except as provided herein.

SECTION 11.     Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights .   (a) (i)  If the Company shall at any time after the date of this Agreement (A) pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock into a greater number of shares, (C) combine the outstanding Preferred Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger involving the Company), the Purchase Price in effect immediately prior to the record date for such dividend or the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or other capital stock issuable on such date shall be proportionately adjusted so that each holder of a Right shall (except as otherwise provided herein, including Section 7(d)) thereafter be entitled to receive, upon exercise thereof at the Purchase Price in effect immediately prior to such date, the aggregate number and kind of shares of Preferred Stock or other capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the applicable transfer books of the Company were open, such holder would have been entitled to receive upon such exercise and by virtue of such dividend, subdivision, combination or reclassification.  If an event occurs that requires an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii)         At any time after the date of this Agreement, upon any Person, alone or together with its Affiliates and Associates, becoming an Acquiring Person (a “ Section 11(a)(ii) Event ”), subject to Section 24 hereof, proper provision shall promptly be made so that each holder of a Right shall (except as otherwise provided herein, including Section 7(d)) thereafter be entitled to receive, upon exercise thereof at the Purchase Price in effect immediately prior to the first occurrence of a Section 11(a)(ii) Event, in lieu of Preferred Stock, such number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company (such shares being referred to herein as the “ Adjustment Shares ”) as shall be equal to the result obtained by dividing (x) the product obtained by multiplying the Purchase Price in effect immediately prior to the first occurrence of a Section 11(a)(ii) Event by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such first occurrence (such product being thereafter referred to as the “ Purchase Price ” for each Right and for all purposes of this Agreement) by (y) 50% of the current market price (determined pursuant to Section 11(d)(i)) per share of Common Stock on the date of such first occurrence; provided that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13, then only the provisions of Section 13 shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii).  The Company shall give the Rights Agent written notice of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Agreement and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing unless and until it shall have received such notice.

(iii)        If the number of shares of Common Stock that are authorized by the Company’s Certificate of Incorporation but not outstanding or reserved for issuance other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), the Company shall, with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon payment of the Purchase Price then in effect, (A) (to the extent available) Common Stock and then, (B) (to the extent available) other equity securities of the Company that are essentially equivalent to shares of Common Stock in respect to dividend, liquidation and voting rights (such securities being referred to herein as “ common stock equivalents ”) and then, if necessary, (C) other equity or debt securities of the Company, cash or other assets, a reduction in the Purchase Price or any combination of the foregoing, having an aggregate value (determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm) equal to the value of the Adjustment Shares; provided that (x) the Company may, and (y) if the Company shall not have made adequate provision as required above to deliver value within 30 days following the first occurrence of a Section 11(a)(ii) Event (the “ Substitution Period ”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, (1) (to the extent available) Common Stock and then (2) (to the extent available) common stock equivalents and then, if necessary, (3) other equity or debt securities of the Company, cash or other assets or any combination of the foregoing, having an aggregate value (determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm) equal to the excess of the value of the Adjustment Shares over the Purchase Price.  To the extent that the Company determines that some action is to be taken pursuant to the preceding sentence, the Company (X) shall provide, subject to Section 7(d), that such action shall apply uniformly to all outstanding Rights and (Y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to decide the appropriate form and value of any consideration to be delivered as referred to in the preceding sentence.  If any such suspension occurs, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect.  For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the current market price per share of Common Stock (as determined pursuant to Section 11(d)) on the date of the first occurrence of a Section 11(a)(ii) Event; any common stock equivalent shall be deemed to have the same value as the Common Stock on such date; and the value of other securities or assets shall be determined pursuant to Section 11(d)(iii).

(b)      If the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after such record date) Preferred Stock (or securities having the same rights, privileges and preferences as the shares of Preferred Stock (“ equivalent preferred stock ”)) or securities convertible into or exercisable for Preferred Stock (or equivalent preferred stock) at a price per share of Preferred Stock (or equivalent preferred stock) (in each case, taking account of any conversion or exercise price) less than the current market price (as determined pursuant to Section 11(d)) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such date by a fraction, the numerator of which shall be the sum of the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate price (taking account of any conversion or exercise price) of the total number of shares of Preferred Stock (and any equivalent preferred stock) so to be offered would purchase at such current market price and the denominator of which shall be the sum of the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock (and any equivalent preferred stock) so to be offered.  If such subscription price may be paid by delivery of consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes.  Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is fixed, and if such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c)       If the Company fixes a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger involving the Company) of evidences of indebtedness, equity securities other than Preferred Stock, assets (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company) or rights, options or warrants (excluding those referred to in Section 11(b), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d)) per share of Preferred Stock on such record date, less the value (as determined pursuant to Section 11(d)(iii)) of such evidences of indebtedness, equity securities, assets, rights, options or warrants so to be distributed with respect to one share of Preferred Stock and the denominator of which shall be such current market price per share of Preferred Stock.  Such adjustment shall be made successively whenever such a record date is fixed, and if such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(d)      (i)     For the purpose of any computation hereunder other than computations made pursuant to Section 11(a)(iii) or 14, the “current market price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the 30 consecutive Trading Days immediately prior to, but not including, such date; for purposes of computations made pursuant to Section 11(a)(iii), the “current market price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten consecutive Trading Days immediately following, but not including, such date; and for purposes of computations made pursuant to Section 14, the “current market price” per share of Common Stock for any Trading Day shall be deemed to be the closing price per share of Common Stock for such Trading Day; provided that if the current market price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities exercisable for or convertible into shares of such Common Stock (other than the Rights) or (B) any subdivision, combination or reclassification of such Common Stock, and prior to, but not including, the expiration of the requisite 30 Trading Day or ten Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “ current market price ” shall be properly adjusted to take into account ex-dividend trading.  The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ Stock Market (“ NASDAQ ”) or such other system then in use or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors.  If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors (or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board of Directors), which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii)         For the purpose of any computation hereunder, the “current market price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in Section 11(d)(i) (other than the last sentence thereof).  If the current market price per share of Preferred Stock cannot be determined in such manner, the “current market price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the current market price per share of Common Stock (as determined pursuant to Section 11(d)(i) (other than the last sentence thereof)).  If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, the “current market price” per share of the Preferred Stock shall be determined in the same manner as set forth in the last sentence of Section 11(d)(i).  For all purposes of this Agreement, the “current market price” of one one-thousandth of a share of Preferred Stock shall be equal to the “current market price” of one share of Preferred Stock divided by 1,000.

(iii)        For the purpose of any computation hereunder, the value of any securities or assets other than Common Stock or Preferred Stock shall be the fair value as determined in good faith by the Board of Directors, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board of Directors, which determination shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes.

(e)      Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided that any adjustments that by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be.

(f)       If at any time, as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a), the holder of any Right shall be entitled to receive upon exercise of such Right any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)      All Rights originally issued by the Company subsequent to any adjustment made hereunder shall evidence the right to purchase, at the Purchase Price then in effect, the then applicable number of one one-thousandths of a share of Preferred Stock and other capital stock of the Company issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)      Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)       The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right.  Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which such Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten days later than the date of the public announcement.  If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed, countersigned and delivered in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)         Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandths of a share and the number of shares that were expressed in the initial Right Certificates issued hereunder.

(k)        Before taking any action that would cause an adjustment reducing the Purchase Price below the par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

(l)         In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock or other capital stock of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)       Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities that by their terms are convertible into or exercisable for Preferred Stock, stock dividends or issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to the holders of its Preferred Stock, shall not be taxable to such stockholders.

(n)       The Company covenants and agrees that it will not at any time after the Distribution Date (i) consolidate, merge or otherwise combine with or (ii) sell or otherwise transfer (or permit any of its Subsidiaries to sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons if (x) at the time of or immediately after such consolidation, merger, combination or sale there are any rights, warrants or other instruments or securities outstanding or any agreements or arrangements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, combination or sale, the shareholders of a Person who constitutes, or would constitute, the “Principal Party” for the purposes of Section 13 shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

(o)        The Company covenants and agrees that after the Distribution Date, it will not, except as permitted by Sections 23, 24 and 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

(p)       Notwithstanding anything in this Agreement to the contrary, if at any time after the date hereof and prior to the Distribution Date the Company shall (i) pay a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock into a larger number of shares or (iii) combine the outstanding Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter as contemplated by Section 3(c), shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

SECTION 12.     Certificate of Adjusted Purchase Price or Number of Shares .   Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event which causes Rights to become null and void) occurs as provided in Sections 11 and 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in the manner set forth in Section 26.  The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless and until it shall have received such a certificate.

SECTION 13.     Consolidation, Merger or Sale or Transfer of Assets or Earning Power .

(a)     If, after the occurrence of a Section 11(a)(ii) Event, directly or indirectly,

(x)
the Company shall consolidate with, merge into, or otherwise combine with, any other Person, and the Company shall not be the continuing or surviving corporation of such consolidation, merger or combination;

(y)
any Person shall merge into, or otherwise combine with, the Company, and the Company shall be the continuing or surviving corporation of such merger or combination and, in connection with such merger or combination, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for other stock or securities of the Company or any other Person, cash or any other property; or

(z)
the Company or one or more of its Subsidiaries shall sell or otherwise transfer, in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons (other than the Company or one or more wholly-owned Subsidiaries of the Company), then, and in each such case, proper provision shall promptly be made so that,

(i)         each holder of a Right (except as otherwise provided herein, including pursuant to Section 7(d)) shall thereafter be entitled to receive, upon exercise thereof at the Purchase Price in effect immediately before the first occurrence of any Triggering Event, such number of duly authorized, validly issued, fully paid and nonassessable shares of freely tradable Common Stock of the Principal Party, not subject to any rights of call or first refusal, liens, encumbrances or other claims, as shall be equal to the result obtained by dividing:

(A)         the product obtained by multiplying the Purchase Price in effect immediately before the first occurrence of any Triggering Event by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately before the occurrence of any Triggering Event (such product being thereafter referred to as the “ Purchase Price ” for each Right and for all purposes of this Agreement), by

(B)         50% of the current market price (determined pursuant to Section 11(d)(i)) per share of the Common Stock of such Principal Party on the date of consummation of such consolidation, merger, combination, sale or transfer;

(ii)       the Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, combination, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement;

(iii)      the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 shall apply only to such Principal Party following the first occurrence of a Section 13 Event; and

(iv)       such Principal Party shall take such steps (including the authorization and reservation of a sufficient number of shares of its Common Stock to permit exercise of all outstanding Rights in accordance with this Section 13(a)) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights.

(b)       “ Principal Party ” means,

(i)         in the case of any transaction described in Sections 13(a)(x) or (y), (1) the Person that is the issuer of the securities into which the shares of Common Stock are converted in such merger or consolidation or, if there is more than one such issuer, the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (2) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives such merger, or, if there is more than one such Person, the Person that is the issuer of Common Stock having the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

(ii)        in the case of any transaction described in Section 13(a)(z), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transaction, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;

provided that in any such case, (A) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value of shares outstanding; or (C) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (A) and (B) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

(c)        The Company shall not consummate any such consolidation, merger, combination, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that are not outstanding or otherwise reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Sections 13(a) and 13(b) and providing that, as soon as practicable after the date of any consolidation, merger, combination, sale or transfer mentioned in Section 13(a), the Principal Party, at its own expense, shall:

(i)         prepare and file a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, and will use its best efforts to cause such registration statement (A) to become effective as soon as practicable after such filing and (B) to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date; and

(ii)       deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

(d)       The Company covenants and agrees that it shall not enter into any transaction of the type described in clauses (x), (y) and (z) of Section 13(a) if at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

(e)        The provisions of this Section 13 shall similarly apply to successive mergers, consolidations, combinations, sales or other transfers.  If any Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

SECTION 14.     Fractional Rights and Fractional Shares .   (a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p), or to distribute Right Certificates that evidence fractional Rights.  In lieu of any such fractional Rights, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market price of a whole Right.  For purposes of this Section 14(a), the current market price of a whole Right shall be the closing price of a Right for the Trading Day immediately prior to the date on which such fractional Rights would otherwise have been issuable.  The closing price of a Right for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors.  If on any such date no such market maker is making a market in the Rights, the current market price of the Rights on such date shall be as determined in good faith by the Board of Directors or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board of Directors), which determination shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes.

(b)      The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions that are multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates that evidence fractional shares of Preferred Stock (other than fractions that are multiples of one one-thousandth of a share of Preferred Stock).  In lieu of any such fractional shares of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market price of one one-thousandth of a share of Preferred Stock.  For purposes of this Section 14(b), the current market price of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii)) for the Trading Day immediately prior to the date of such exercise.

(c)       Following the occurrence of any Triggering Event or upon any exchange pursuant to Section 24, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates that evidence fractional shares of Common Stock.  In lieu of fractional shares of Common Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market price of a share of Common Stock.  For purposes of this Section 14(c), the current market price of a share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise or exchange.

(d)      The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right except as permitted by this Section 14.

(e)       Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments.  The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for, fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

SECTION 15.     Rights of Action .   All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 and Section 20 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of certificates representing Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of any certificate representing Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of any certificate representing Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations by the Company of the obligations of, any Person subject to this Agreement.

SECTION 16.     Agreement of Right Holders .   Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)        prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b)       as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully and properly executed;

(c)        subject to Sections 6 and 7, the Company and the Rights Agent may deem and treat the Person in whose name a Right Certificate (or, prior to the Distribution Date, a certificate representing shares of Common Stock) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the certificate representing shares of Common Stock made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(d), shall be affected by any notice to the contrary; and

(d)       notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use its best efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

SECTION 17.     Right Certificate Holder Not Deemed a Stockholder .   No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of capital stock that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25(c)), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

SECTION 18.     Concerning the Rights Agent .   (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, delivery, amendment, execution or administration of this Agreement and the exercise and performance of its duties hereunder.  The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration or performance of its duties under this Agreement.  The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company to the extent that the Rights Agent is entitled to indemnification under this Section 18.  The provisions of this Section 18 and Section 20 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

(b)   The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Agreement or the exercise or performance of its duties hereunder in reliance upon any Right Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.  The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith unless and until it has received such notice.

SECTION 19.    Merger or Consolidation or Change of Name of Rights Agent . (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21.  In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b)    In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement

SECTION 20.     Duties of Rights Agent .   The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)    The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in the absence of gross negligence, bad faith and willful misconduct and in accordance with such advice or opinion.

(b)     Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the current market price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman, Chief Executive Officer, President or Chief Financial Officer of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)        The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).  Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage.  Any liability of the Rights Agent under this Agreement will be limited to an amount equal to five (5) times the amount of annual fees paid by the Company to the Rights Agent.

(d)       The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)       The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 7(d)) or any change or adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of the certificate described in Section 12 hereof, upon which the Rights Agent may rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Common Stock or Preferred Stock will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

(f)        The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)       The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman, Chief Executive Officer, President or Chief Financial Officer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent, and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted to be taken by it in the absence of gross negligence, bad faith and willful misconduct and in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.  The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such officer.  Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective.  The Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

(h)       The Rights Agent and any shareholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Rights Agent were not the Rights Agent under this Agreement.  Nothing herein shall preclude the Rights Agent or any such shareholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

(i)        The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, to any holders of Rights or to any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

(j)        No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)       If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the cases may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

SECTION 21.     Change of Rights Agent .   The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing to the Company pursuant to the requirements of Section 26 and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and, subsequent to the Distribution Date, to the holders of the Right Certificates by first-class mail.  The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing pursuant to the requirements of Section 26 and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and, subsequent to the Distribution Date, to the holders of the Right Certificates by first-class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or of any state of the United States, in good standing that is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and that has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of such Person.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed.  The predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, subsequent to the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates.  Failure to give any notice provided for in this Section 21, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

SECTION 22.     Issuance of New Right Certificates .   Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock issuable upon exercise of the Rights made in accordance with the provisions of this Agreement.

SECTION 23.     Redemption . (a) At any time before the occurrence of a Section 11(a)(ii) Event, the Board of Directors may, at its option, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “ Redemption Price ”).

(b)   Immediately upon the effectiveness of a redemption of Rights pursuant to Section 23(a) and without any further action and without any notice, the right to exercise the Rights will terminate and thereafter the only right of the holders of Rights shall be to receive the Redemption Price for each Right so held.  The Company shall promptly thereafter give notice of such redemption to the Rights Agent and the holders of the Rights in the manner set forth in Section 26; provided that the failure to give, or any defect in, such notice shall not affect the validity of such redemption.  Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.  Neither the Company nor any of its Affiliates or Associates may redeem, acquire, exchange or purchase for value any Rights at any time in any manner other than that specifically set forth in Sections 23 or 24, and other than in connection with the purchase, acquisition or redemption of shares of Common Stock prior to the Distribution Date.

SECTION 24.     Exchange .   (a) At any time on or after the occurrence of a Section 11(a)(ii) Event, the Board of Directors may, at its option, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to Section 7(d)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “ Exchange Ratio ”).  Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.

(b)       Immediately upon the effectiveness of an exchange of any Rights pursuant to Section 24(a) and without any further action and without any notice, the right to exercise such Rights will terminate and thereafter the only right of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly thereafter give notice of such exchange to the Rights Agent and the holders of the Rights to be exchanged in the manner set forth in Section 26; provided that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to Section 7(d)) held by each holder of Rights.

(c)        In any exchange pursuant to this Section 24, the Company, at its option, may substitute common stock equivalents (as defined in Section 11(a)(iii)) for shares of Common Stock exchangeable for Rights, at the initial rate of one common stock equivalent for each share of Common Stock, as appropriately adjusted to reflect adjustments in dividend, liquidation and voting rights of common stock equivalents pursuant to the terms thereof, so that each common stock equivalent delivered in lieu of each share of Common Stock shall have essentially the same dividend, liquidation and voting rights as one share of Common Stock.

SECTION 25.     Notice of Proposed Actions .   (a) If the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding shares of Preferred Stock), (iv) to effect any consolidation or merger with any other Person, or to effect or to permit one or more of its Subsidiaries to effect any sale or other transfer, in one transaction or a series of related transactions, of assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and, to the extent feasible, to each holder of a Right, in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of any such dividend, distribution or offering of rights or warrants, or the date on which any such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by Section 25(a)(i) or 25(a)(ii) above at least 20 days prior to the record date for determining holders of the Preferred Stock entitled to participate in such dividend, distribution or offering, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Preferred Stock, whichever shall be the earlier.  The failure to give notice required by this section or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b)       Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date, a public filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Agreement, and no other notice need be given to such holders.

(c)       If a Triggering Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right, in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Sections 11(a)(ii) or 13, as the case may be, and (ii) all references in Section 25(a) to Preferred Stock shall be deemed thereafter to refer to Common Stock or other capital stock, as the case may be.

SECTION 26.    Notices . Any notice, request, instruction or other communication under this Agreement shall be in writing and delivered by hand, first-class mail (postage prepaid), overnight courier service or facsimile:

if to the Company, to:

Houston Wire & Cable Company
10201 North Loop East
Houston, Texas  77029
Attention:  Secretary
Facsimile:  (713) 609-2168

 if to the Rights Agent, to:

 American Stock Transfer & Trust Company, LLC
 6201 15 th Avenue
 Brooklyn, New York 11219
 Attention:  Office of the General Counsel
 Facsimile:  (718) 331-1852

or such other Person, address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto.  Each such communication shall be effective (a) if delivered by hand, when such delivery is made at the address specified in this Section 26, (b) if delivered by overnight courier service, the next Business Day after such communication is sent to the address specified in this Section 26, (c) if delivered by first-class mail (postage prepaid), five days following the date on which such communication is sent to the address specified in this Section 26 or (d) if delivered by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 26 and confirmation of the receipt thereof is received.  Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail (postage prepaid) to the address of such holder shown on the registry books of the Company or the transfer agent or registrar for the Common Stock.

SECTION 27.     Supplements and Amendments .   Subject to the other provisions of this Section 27, for so long as the Rights are redeemable, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of shares of Common Stock.  Subject to the other provisions of this Section 27, at any time when the Rights are no longer redeemable, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights; provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), (b) cause this Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable.  Upon the delivery of a certificate from an appropriate officer of the Company and, if requested by the Rights Agent, an opinion of counsel, that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment.  Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that materially affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement.

SECTION 28.     Successors .   All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 29.     Determinations and Actions by the Board of Directors, etc .   The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (a) interpret the provisions of this Agreement and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or exchange or not to redeem or exchange the Rights or to amend the Agreement).  All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board of Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board of Directors to any liability to the holders of the Common Stock or the Rights.  The Rights Agent is entitled always to assume the Company’s Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

SECTION 30.     Benefits of this Agreement .   Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

SECTION 31.     Severability . If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided that if any such excluded term, provision, covenant or restriction shall materially and adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign upon 10 Business Days’ notice in writing to the Company pursuant to the requirements of Section 26.

SECTION 32.     Governing Law .   This Agreement, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state; provided , however , that all provisions, regarding the rights, duties, obligations and liabilities of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

SECTION 33.     Counterparts .   This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

SECTION 34.     Descriptive Headings . The captions herein are included for convenience of reference only, do not constitute a part of this Agreement and shall be ignored in the construction and interpretation hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

HOUSTON WIRE & CABLE COMPANY

By:	/s/ Nicol G. Graham
	Name:	Nicol G. Graham
	Title:	Vice President and Chief Executive Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

By:	/s/ Herbert J. Lemmer
	Name:	Herbert J. Lemmer
	Title:	Vice President

EXHIBIT A

FORM OF CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

HOUSTON WIRE & CABLE COMPANY

Pursuant to Section 151 of the General Corporation Law of the State of Delaware

We, the undersigned officers of Houston Wire & Cable Company, a Delaware corporation (the “ Corporation ”), pursuant to the provisions of Sections 103 and 151 of the General Corporation Law of the State of Delaware, do hereby state and certify that pursuant to the authority vested in the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation of the Corporation, as amended, the Board of Directors on May 18, 2009, duly adopted the following resolution creating a series of 100,000 shares of Preferred Stock designated as Series A Junior Participating Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Amended and Restated Certificate of Incorporation, as amended, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

1.    Designation and Amount ..  The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 100,000.

2.    Dividends and Distributions .

(A)       Subject to the prior and superior rights of the holders of any shares of any series of preferred stock ranking prior and superior to the Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the shares of Common Stock, par value $0.001 per share, of the Corporation (the “ Common Stock ”), and any other stock of the Corporation junior to the Series A Junior Participating Preferred Stock with respect to dividends, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of January, April, July and October in each year (each such date being referred to herein as a “ Quarterly Dividend Payment Date ”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.10 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock.  If the Corporation shall at any time after May 28, 2009 (the “ Rights Declaration Date ”) (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock into a larger number of shares, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)       The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in Section 2(A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, if no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.10 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C)       Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

3.   Voting Rights ..  In addition to any other voting rights required by law, the holders of shares of Series A Junior Participating Preferred Stock shall have only the following voting rights:

(A)     Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation, and each fractional share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a pro rata fractional vote.  If the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock into a larger number of shares or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)       Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)       Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4.  Certain Restrictions ..

(A)      Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full or set aside for payment, the Corporation shall not:

(i)    declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii)   declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)      redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock (a) in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock or (b) held by employees of the Corporation or a subsidiary of the Corporation upon the termination of their employment with the Corporation or a subsidiary of the Corporation; or

(iv)      purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)       The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section 4(A), purchase or otherwise acquire such shares at such time and in such manner.

5.   Reacquired Shares ..  Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof.  All such shares shall, upon their cancellation, become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth in the Amended and Restated Certificate of Incorporation.

6.   Liquidation , Dissolution or Winding Up ..

(A)      Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series A Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “ Series A Liquidation Preference ”).  Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “ Common Adjustment ”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in Section 6(C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “ Adjustment Number ”).  Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(B)       If, however, there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, that rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.  If, however, there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock .

(C)       If the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock into a larger number of shares or (iii) combine the outstanding Common Stock into a smaller number of shares, through a reverse stock split of otherwise, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

7.   Consolidation , Merger , etc .  If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.  If the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock into a larger number of shares or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

8.   No Redemption ..  The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

9.   Rank.   The Series A Junior Participating Preferred Stock shall rank junior with respect to payment of dividends and on liquidation to all other series of the Corporation’s preferred stock outstanding on the date hereof and to all such other series that may be issued after the date hereof except to the extent that any such other series specifically provides that it shall rank junior to the Series A Junior Participating Preferred Stock.

10.  Amendment.   The Amended and Restated Certificate of Incorporation of the Corporation shall not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least a majority of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

11. Fractional Shares.   Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, to receive dividends thereon, and to participate in any distribution of assets and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

IN WITNESS WHEREOF, Houston Wire & Cable Company affirms the foregoing as true and has caused this Certificate to be duly executed by the authorized officers below as of this 18th day of May, 2009.

HOUSTON WIRE & CABLE COMPANY

By:
Name:
Title:

Attest:

Name:
Title:

EXHIBIT B

[FORM OF RIGHT CERTIFICATE]

No. R-	_____________ Rights

NOT EXERCISABLE AFTER THE EARLIER OF • AND THE DATE ON WHICH THE RIGHTS EVIDENCED HEREBY ARE REDEEMED OR EXCHANGED BY THE COMPANY AS SET FORTH IN THE RIGHTS AGREEMENT.  AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BE NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BE OR MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(d) OF THE RIGHTS AGREEMENT.] 1

RIGHT CERTIFICATE

HOUSTON WIRE & CABLE COMPANY

This Right Certificate certifies that ______________________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the holder (upon the terms and subject to the conditions set forth in the Rights Agreement dated as of May 18, 2009 (the “ Rights Agreement ”) between Houston Wire & Cable Company, a Delaware corporation (the “ Company ”), and American Stock Transfer & Trust Company, LLC (the “ Rights Agent ”), to purchase from the Company, at any time after the Distribution Date and prior to the Expiration Date, ___ one-thousandth[s] of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock (the “ Preferred Stock ”) of the Company at a purchase price of $40.00 per one one-thousandth of a share (the “ Purchase Price ”), payable in lawful money of the United States of America, upon surrender of this Right Certificate, with the form of election to purchase and related certificate duly executed, and payment of the Purchase Price at an office of the Rights Agent designated for such purpose.

Terms used herein and not otherwise defined herein have the meanings assigned to them in the Rights Agreement.

1	If applicable, insert this portion of the legend and delete the preceding sentence.

The number of Rights evidenced by this Right Certificate (and the number and kind of shares issuable upon exercise of each Right) and the Purchase Price set forth above are as of May 18, 2009, and may have been or in the future be adjusted as a result of the occurrence of certain events, as more fully provided in the Rights Agreement.

Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Right Certificate are beneficially owned by (a) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (b) a transferee of an Acquiring Person (or any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (c) under certain circumstances specified in the Rights Agreement, a transferee of an Acquiring Person (or any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such, such Rights shall become null and void, and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement.

Upon surrender at the principal office or offices of the Rights Agent designated for such purpose and subject to the terms and conditions set forth in the Rights Agreement, any Rights Certificate or Certificates may be transferred or exchanged for another Rights Certificate or Certificates evidencing a like number of Rights as the Rights Certificate or Certificates surrendered.

Subject to the provisions of the Rights Agreement, the Board of Directors may, at its option,

(a)    at any time before the occurrence of a Section 11(a)(ii) Event, redeem all but not less than all the then outstanding Rights at a redemption price of $.001 per Right, subject to adjustment pursuant to the terms of the Rights Agreement; or

(b)    at any time on or after the occurrence of a Section 11(a)(ii) Event (but before such Person becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding), exchange all or part of the then outstanding Rights (other than Rights held by the Acquiring Person and certain related Persons) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right.  If the Rights shall be exchanged in part, the holder of this Right Certificate shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exchanged.

No fractional shares of Preferred Stock are required to be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are multiples of one one-thousandth of a share of Preferred Stock, that may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.  If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exercised.

No holder of this Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of capital stock that may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

IN WITNESS WHEREOF , the Company has caused this instrument to be duly executed under its corporate seal by its authorized officers.

Dated as of _________ __, ____

HOUSTON WIRE & CABLE COMPANY

By:
Name:
Title:

Attest:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

By:

Name:
Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed if the registered holder desires to

transfer the Right Certificate.)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unt

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: _____________________, ____

______________________________________

Signature

Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)
the Rights evidenced by this Right Certificate [ ] are [ ] are not being assigned by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement);

(2)
after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _____________________, ____

______________________________________

Signature

The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if the registered holder desires to exercise

Rights represented by the Right Certificate.)

To:                       Houston Wire & Cable Company

The undersigned hereby irrevocably elects to exercise ____________ Rights represented by this Right Certificate to purchase shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person that may be issuable upon the exercise of the Rights) and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated: ________________, ____

______________________________________

Signature

Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)
the Rights evidenced by this Right Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement);

(2)
after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ________________, ____

______________________________________

Signature

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

HOUSTON WIRE & CABLE COMPANY

STOCKHOLDER RIGHTS PLAN

Summary of Terms

On May 18, 2009, the Board of Directors of Houston Wire & Cable Company (the “Company”) declared a dividend of one preferred stock purchase right for each outstanding share of the Company’s Common Stock par value $0.001 share (the “Common Stock”), payable to holders of record as of the close of business on May 28, 2009 (a “Right”).  The terms and conditions of the Rights are set forth in a Rights Agreement, dated as of May 18, 2009, between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent.  The following summary description of the Rights is qualified by reference to the Rights Agreement, as set forth in the final paragraph below.

Transfer
Prior to the Distribution Date 1 , the Rights will be evidenced by the certificates for (or, for uncertificated shares, by the book-entry account that evidences ownership of) the Common Stock and will be transferred with the Common Stock, and the registered holders of the Common Stock will be deemed to be the registered holders of the Rights.

After the Distribution Date, the Rights Agent will mail separate certificates evidencing the Rights to each record holder of the Common Stock as of the close of business on the Distribution Date (or, if the Common Stock is uncertificated, by appropriate changes to the book-entry account that evidences record ownership of such Common Stock), and thereafter the Rights will be transferable separately from the Common Stock.

1 “Distribution Date” means the earlier of:

(1)	the tenth day after public announcement that any person or group has become the beneficial owner of 20% or more of the Company’s Common Stock; and

(2)
the tenth business day (or such later date as the Board may designate before a person or group has become the beneficial owner of 20% or more of the Company’s Stock) after the date of the commencement of, or public announcement of the intent of any person to commence, a tender or exchange offer that would, if consummated, result in such person becoming the beneficial owner of 20% or more of the Company’s Common Stock;

unless the tenth day or tenth Business Day, as the case may be, referred to in clauses (a) and (b) above occurs after the date of public announcement of this Agreement and before the Record Date, in which event the Distribution Date shall be the close of business on the tenth day after the Record Date.

Exercise	Prior to the Distribution Date, the Rights will not be exercisable.

After the Distribution Date, each Right will be exercisable to purchase, for $40.00(the “Purchase Price”), one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company.

Flip-In
If any person or group of affiliated or associated persons (an “Acquiring Person”) becomes the beneficial owner of 20% or more of the Common Stock after the date of the Rights Agreement (other than as a result of repurchases of stock by the Company or certain inadvertent actions and excluding certain holders of more than 20% of the outstanding Common Stock as of the date of the Rights Agreement who do not acquire any additional shares of Common Stock after that date that would cause such holders to exceed their percentage ownership (rounded up to the nearest whole percentage point) of outstanding Common Stock as of the date of the Rights Agreement), then, after the Distribution Date, each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for the Purchase Price, a number of shares of the Common Stock having a market value of twice the Purchase Price.

When calculating a person’s or group of affiliated or associated persons’ beneficial ownership to determine whether such person or group has become an Acquiring Person, if the person or any of that person’s affiliates or associates holds any option, warrant, convertible security, stock appreciation right or other contractual right or derivative with an exercise or conversion privilege or a settlement payment or mechanism at a price related to, or a value determined in reference to, Common Stock and that increases in value as the value of Common Stock increases or that provides the holder with an opportunity to profit from any increase in the value of Common Stock (a “Synthetic Long Position”), then that person shall be deemed to beneficially own the Common Stock in respect of (i) any Synthetic Long Position that is disclosed pursuant to a Schedule 13D under the Exchange Act; and (ii) any Synthetic Long Position if not so disclosed on a Schedule 13D, if and only if the Board determines that such person shall be deemed to beneficially own the Common Stock in respect of such Synthetic Long Position.

Flip-Over
If, after any person has become an Acquiring Person, (1) the Company is involved in a merger or other business combination in which the Company is not the surviving corporation or its Common Stock is exchanged for other securities or assets or (2) the Company or one or more of its subsidiaries sell or otherwise transfer assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries, taken as a whole, then each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for the Purchase Price, a number of shares of common stock of the other party to such business combination or sale (or in certain circumstances, an affiliate) having a market value of twice the Purchase Price.

Exchange
At any time on or after a Person has become an Acquiring Person (but before any person becomes the beneficial owner of 50% or more of the outstanding Common Stock), the Board of Directors may exchange all or part of the Rights (other than the Rights beneficially owned by the Acquiring Person and certain affiliated and associated persons) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right.

Redemption	The Board of Directors may redeem all of the Rights at a price of $0.001 per Right at any time before a Person has become an Acquiring Person.

Expiration	The Rights will expire on May 18, 2012, unless earlier exchanged or redeemed.

Amendments	For so long as the Rights are redeemable, the Rights Agreement may be amended in any respect.

At any time after the Rights are no longer redeemable, the Rights Agreement may be amended by the Board of Directors in any respect that does not (i) adversely affect the Rights holders (other than any Acquiring Person and certain affiliated or associated persons), (ii) cause the Rights Agreement again to become amendable other than in accordance with this paragraph or (iii) cause the Rights again to become redeemable.

Voting Rights	Rights holders have no rights as a stockholder of the Company, including no right to vote and no right to receive dividends.

Antidilution Provisions	The Rights Agreement includes antidilution provisions designed to prevent efforts to diminish the efficacy of the Rights.

Taxes
While the dividend of the Rights will not be taxable to stockholders or to the Company, stockholders or the Company may, depending upon the circumstances, recognize taxable income if the Rights become exercisable as set forth above.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A.  A copy of the Rights Agreement is available free of charge from the Company.  This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.